As filed with the Securities and Exchange Commission on March 2, 1998


                    Securities Act of 1933 File No. 33-32729
                 Investment Company Act of 1940 File No. 811-84
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment No. ____        [ ]


                     Post-Effective Amendment No. 11          [X]


                                    and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940       [ ]


                              Amendment No. 25                [X]


                              --------------------

                  STATE STREET RESEARCH MASTER INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
               (Address of Principal Executive Offices) (Zip Code)

                         Registrant's Telephone Number,
                      Including Area Code: (617) 357-1200


                            Francis J. McNamara, III
              Executive Vice President, General Counsel & Secretary
                   State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
                    (Name and Address of Agent for Service)

                                    Copy to:

                                 Thomas J. Kelly
                           Mintz, Levin, Cohn, Ferris,
                             Glovsky and Popeo, P.C.
                              One Financial Center
                                Boston, MA 02111

It is proposed that this filing will become effective under Rule 485:


          [ ] Immediately upon filing pursuant to paragraph (b)
          [ ] On ________________ pursuant to paragraph (b)
          [ ] 60 days after filing pursuant to paragraph (a)(1)
          [X] On May 1, 1998, pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] On ______________ pursuant to paragraph (a)(2)

                    If appropriate, check the following box:

          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 481(a)

                                     Part A


FORM N-1A ITEM NO.             CAPTION OR LOCATION
                               IN PROSPECTUS

 1.   Cover Page               Same

 2.   Synopsis                 Investor Expenses

 3.   Condensed Financial      Financial Highlights;
      Information              Performance and Volatility

 4.   General Description      The Fund; Other Securities and
                               Risks; Your Account; Fund Details

 5.   Management of the        Fund Details
      Trust

5A.   Management's             [To be included in
      Discussion of Fund       Financial Statements]
      Performance

 6.   Capital Stock and        Your Account; Fund Details
      Other Securities

 7.   Purchase of              Your Account
      Securities Being
      Offered

 8.   Redemption or            Your Account
      Repurchase

 9.   Legal Proceedings        Not Applicable




                                       (i)

                                     Part B

FORM N-1A ITEM NO.             CAPTION OR LOCATION IN
                               STATEMENT OF ADDITIONAL
                               INFORMATION

10.   Cover Page               Same

11.   Table of Contents        Same

12.   General Information      Not Applicable
      and History


13.   Investment               Investment Objective;
      Objectives               Additional Investment
      and Policies             Policies and Restrictions;
                               Additional Information
                               Concerning Certain Investment
                               Techniques; Debt Instruments
                               and Permitted Cash Investments;
                               Portfolio Transactions


14.   Management of the        Trustees and Officers
      Registrant

15.   Control Persons and      Trustees and Officers
      Principal Holders of
      Securities


16.   Investment               Investment Advisory Services;
      Advisory and             Custodian; Independent
      Other Services           Accountants; Distribution of
                               Shares of the Fund


17.   Brokerage Allocation     Portfolio Transactions


18.   Capital Stock and        The Trust, the Fund and
      Other Securities         Its Shares

19.   Purchase, Redemption     Purchase and Redemption
      and Pricing of           of Shares; Shareholder Accounts;
      Securities Being         Net Asset Value
      Offered

20.   Tax Status               Certain Tax Matters

21.   Underwriters             Distribution of Shares
                               of the Fund

22.   Calculation of           Calculation of Performance
      Performance Data         Data

23.   Financial Statements     Financial Statements


                                      (ii)

[Front cover]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.



[State Street Research logo]

Investment Trust
----------------------------------------------
{Graphic of Boston's Custom House]
One of America's oldest mutual funds, investing for long-term growth of capital and income.

Prospectus
May 1, 1998

                                                          Who May Want to Invest
--------------------------------------------------------------------------------

State Street Research Investment Trust is designed for investors who seek one or more of the following:

[bullet] a less aggressive long-term stock investment

[bullet] a fund that takes a growth and income approach to stock investing

[bullet] a fund with an exceptionally long track record

The fund is NOT appropriate for investors who:

[bullet] want to avoid moderate to high volatility or possible losses

[bullet] are making short-term investments

[bullet] are investing emergency reserve money

The fund's shares will rise and fall in
value. There is a risk that you could
lose money by investing in the fund.

The fund cannot be certain that it will
achieve its goal.

Fund shares are not bank deposits and
are not guaranteed, endorsed or insured
by any financial institution, government entity or the FDIC.

   Contents                                                                    1
--------------------------------------------------------------------------------
 2 The Fund

   The fund's goal and strategy,
   main risks, expenses and performance,
   plus financial highlights

12 Your Account

   Managing your State Street Research
   investments

   12   Opening an Account
   12   Choosing a Share Class
   14   Sales Charges
   16   Policies for Buying Shares
   18   Policies for Selling Shares
   20   Account Policies
   21   Distributions and Taxes
   23   Investor Services

24 Fund Details

   The fund's business structure and
   dealer compensation, plus
   additional policies

26 Other Securities and Risks

   Information on additional portfolio
   securities and practices, and the
   risks associated with them

Back Cover   For Additional Information

2                                   The Fund
--------------------------------------------------------------------------------
[Graphic of Knight chess piece]

Goal and Strategy

FUNDAMENTAL GOAL The fund seeks to provide long-term growth of capital and, secondarily, long-term growth of income.

STRATEGY Under normal market conditions, the fund invests at least 65% of net assets in stocks and convertible securities that have long-term growth potential.

In selecting stocks, the fund generally attempts to identify the industries that over the long term will grow faster than the economy as a whole. It looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The fund may also invest in stocks that are selling below what the portfolio manager believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the fund also considers a company's potential for paying dividends.

The fund reserves the right to invest up to 35% of net assets in other securities. These may include U.S. government securities, as well as corporate bonds rated investment-grade at the time of purchase and their unrated equivalents.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 26.

                                                                               3
[Graphic: Traffic sign, arrows pointing in different directions]

Portfolio Risks

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies also cannot sustain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

[sidebar text]

[Graphic: Magnifying glass showing enlarged words on paper]

Growth and
Income Investing

Compared to a pure growth strategy, a growth and income strategy is considered a less aggressive approach to equity investing. This strategy weighs the potential for capital growth against the opportunity to earn current income. In making this trade-off, different growth and income funds assign different levels of importance to these two goals. This fund, for example, attaches primary importance to growth of capital and secondary importance to income.

Although the goals of investing for capital growth and current income are very different, they can be complementary. Stocks, especially growth stocks, historically have offered long-term investors greater overall returns than many other types of securities, but have also shown greater volatility. With dividend stocks, the dividend income tends to support the stock's value during economic downturns, thus reducing short-term volatility. Even when market conditions make capital growth appear unlikely, dividend stocks may remain attractive to investors because of their current income.

While this fund does not emphasize income or bonds, other growth and income funds may.

[end of sidebar text]

4                               The Fund continued
--------------------------------------------------------------------------------
Because of these and other risks, the fund may underperform certain other stock funds (those emphasizing small company stocks, for example) during periods when growth and income stocks are out of favor. The success of the fund's investment strategy depends largely on the portfolio manager's skill in assessing the potential of the stocks the fund buys.

Information on other securities and risks appears on page 26.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

[Graphic: "The Thinker" statue]

Investment Management

The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of this fund, one of America's first mutual funds. Today the firm has more than $_____ billion in assets under management (as of __________), including more than $____ billion in mutual funds.

John T. Wilson has had primary responsibility for the fund's day-to-day portfolio management since July 1996. A vice president, he joined the firm in 1996 and has worked as an investment professional since 1990.

                               Investor Expenses                               5
--------------------------------------------------------------------------------
                                             Class descriptions begin on page 12
                                             -----------------------------------
Shareholder fees are paid directly by investors.

 Shareholder Fees
   (% of offering price)(1)       Class A     Class B  Class C(2)  Class S(2)
--------------------------------------------------------------------------------
 Maximum front-end sales charge     4.50        0.00        0.00     0.00
 Maximum deferred sales charge      0.00(3)     5.00        1.00     0.00

Annual fund expenses are deducted from fund assets.

Annual Fund Expenses
   (% of average net assets)      Class A     Class B    Class C   Class S
--------------------------------------------------------------------------------
 Management fee(4)                  0.49        0.49        0.49     0.49
 Marketing/service
   (12b-1) fees(5)                  0.25        1.00        1.00     0.00
 Other expenses                     0.16        0.16        0.16     0.16
 Total annual fund expenses         0.90        1.65        1.65     0.65

Example Here is what you would pay if you invested $1,000 over the years indicated. The example is for comparison only and does not represent the fund's actual expenses, either past or future(6).

Year                               Class A    Class B(7)   Class C(7)   Class S
--------------------------------------------------------------------------------
1                                   $54       $67/$17       $27/$17      $7
3                                   $72       $82/$52       $52/$52     $21
5                                   $93       $110/$90      $90/$90     $36
10                                 $151       $175/$175    $195/$195    $81


(1)  Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(3)  Except for investments of $1 million or more; see page 14.

(4) Estimate, based on the level of assets on December 31, 1997. Until August 18, 1998, the management fee is 0.41% of average net assets annually. After that, the fee will vary with the fund's level of assets. See "Fund Details" on page 24.

(5) For share classes that have marketing/service (12b-1) fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(6) Example assumes dividend reinvestment, hypothetical 5% annual return and maximum applicable sales charges.

(7) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

6                             Financial Highlights
--------------------------------------------------------------------------------

The information in these tables has been audited by Coopers & Lybrand L.L.P., the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.

                                                                      Years ended December 31
                                                  ----------------------------------------------------------
Class A                                           1993(1)      1994       1995(2)       1996(2)       1997(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)           8.75         8.69       7.74          9.16          9.07
                                                 -----        -----      -----         -----         -----
  Net investment income ($)                       0.10         0.11       0.14          0.12          0.10
  Net realized and unrealized gain (loss)
  on investments ($)                              0.81        (0.44)      2.39          1.80          2.54
                                                 -----        -----      -----         -----         -----
 Total from investment operations ($)             0.91        (0.33)      2.53          1.92          2.64
                                                 -----        -----      -----         -----         -----
  Dividends from net investment income ($)       (0.13)       (0.12)     (0.13)        (0.13)        (0.10)
  Distributions from capital gains ($)           (0.84)       (0.50)     (0.98)        (1.87)        (1.20)
  Distributions in excess of capital gains ($)      --           --         --         (0.01)           --
                                                 -----        -----      -----         -----         -----
 Total distributions ($)                         (0.97)       (0.62)     (1.11)        (2.01)        (1.30)
                                                 -----        -----      -----         -----         -----
 Net asset value, end of year ($)                 8.69         7.74       9.16          9.07         10.41
                                                 =====        =====      =====         =====         =====
 Total return (%)(3)                             10.53(4)     (3.84)     32.85         21.03         28.91
 Ratios/Supplemental Data:
 Net assets at end of year ($ thousands)        75,259       92,137    135,676       223,868       367,759
 Expense ratio (%)                                0.75(5)      0.89       0.78          0.75          0.76
 Ratio of net investment income to
 average net assets (%)                           1.27(5)      1.26       1.54          1.17          0.90
 Portfolio turnover rate (%)                     43.57        33.08      39.21         73.51         75.21
 Average commission rate ($)(6)                    n/a          n/a        n/a        0.0499        0.0515

                                                                                                          7
                                                                      Years ended December 31
                                                  ----------------------------------------------------------
 Class B                                          1993(1)      1994       1995(2)       1996(2)       1997(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)           9.15         8.66       7.72          9.13          9.03
                                                 -----        -----      -----         -----         -----
 Net investment income ($)                        0.06         0.06       0.07          0.04          0.02
 Net realized and unrealized gain (loss)
 on investments ($)                               0.39        (0.44)      2.38          1.80          2.51
                                                 -----        -----      -----         -----         -----
 Total from investment operations ($)             0.45        (0.38)      2.45          1.84          2.53
                                                 -----        -----      -----         -----         -----
 Dividends from net investment income ($)        (0.10)       (0.06)     (0.06)        (0.06)        (0.02)
 Distributions from capital gains ($)            (0.84)       (0.50)     (0.98)        (1.87)        (1.20)
 Distributions in excess of capital gains ($)       --           --         --         (0.01)           --
                                                 -----        -----      -----         -----         -----
 Total distributions ($)                         (0.94)       (0.56)     (1.04)        (1.94)        (1.22)
                                                 -----        -----      -----         -----         -----
 Net asset value, end of year ($)                 8.66         7.72       9.13          9.03         10.34
                                                 =====        =====      =====         =====         =====
 Total return (%)(3)                              4.95(4)     (4.43)     31.86         20.15         27.80
 Ratios/Supplemental Data:
 Net assets at end of year ($ thousands)        73,110      113,301    183,446       315,766       558,568
 Expense ratio (%)                                1.51(5)      1.64       1.53          1.50          1.51
 Ratio of net investment income to
 average net assets (%)                           0.48(5)      0.51       0.79          0.41          0.15
 Portfolio turnover rate (%)                     43.57        33.08      39.21         73.51         75.21
 Average commission rate ($)(6)                    n/a          n/a        n/a        0.0499        0.0515

(1) Commencement of share class designations (February 17, 1993 for Class A and March 15, 1993 for Class B) to December 31, 1993.

(2)  Per-share figures have been calculated using the average shares method.

(3)  Does not reflect any front-end or contingent deferred sales charge.

(4)  Not annualized.

(5)  Annualized.

(6) Average commission rate per share paid by the fund for security trades on which commissions are charged beginning with the fiscal year ended December 31, 1996.

8                        Financial Highlights continued
--------------------------------------------------------------------------------

                                                                      Years ended December 31
                                                  ----------------------------------------------------------
Class C  (formerly Class D)                       1993(1)      1994       1995(2)       1996(2)       1997(2)
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)           9.15         8.68       7.74           9.15         9.05
                                                 -----        -----      -----          -----        -----
   Net investment income ($)                      0.06         0.05       0.07           0.04         0.02
   Net realized and unrealized gain (loss)
   on investments ($)                             0.40        (0.43)      2.38           1.79         2.53
                                                 -----        -----      -----          -----        -----
 Total from investment operations ($)             0.46        (0.38)      2.45           1.83         2.55
                                                 -----        -----      -----          -----        -----
   Dividends from net investment income ($)      (0.09)       (0.06)     (0.06)         (0.05)       (0.02)
   Distributions from capital gains ($)          (0.84)       (0.50)     (0.98)         (1.87)       (1.20)
   Distributions in excess of capital gains ($)     --           --         --          (0.01)          --
                                                 -----        -----      -----          -----        -----
 Total distributions ($)                         (0.93)       (0.56)     (1.04)         (1.93)       (1.22)
                                                 -----        -----      -----          -----        -----
 Net asset value, end of year ($)                 8.68         7.74       9.15           9.05        10.38
                                                 =====        =====      =====          =====        =====
 Total return (%)(3)                              5.10(4)     (4.45)     31.75          20.09        27.93
 Ratios/Supplemental Data:
 Net assets at end of year ($ thousands)         9,729       11,707     16,841         25,658       36,290
 Expense ratio (%)                                1.51(5)      1.64       1.53           1.50         1.51
 Ratio of net investment income
 to average net assets (%)                        0.51(5)      0.51       0.79           0.42         0.15
 Portfolio turnover rate (%)                     43.57        33.08      39.21          73.51        75.21
 Average commission rate ($)(6)                    n/a          n/a        n/a         0.0499       0.0515

                                                                                                  9
                                                                   Years ended December 31
                                                 ------------------------------------------------------
Class S  (formerly Class C)                        1988       1989       1990       1991       1992
-------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)            7.30       7.24       8.65       7.67       9.04
                                                  -----      -----      -----      -----      -----
  Net investment income ($)                        0.21       0.26       0.22       0.19       0.16
  Net realized and unrealized gain (loss)
  on investments ($)                               0.54       2.05      (0.31)      1.96       0.40
                                                  -----      -----      -----      -----      -----
 Total from investment operations ($)              0.75       2.31      (0.09)      2.15       0.56
                                                  -----      -----      -----      -----      -----
  Dividends from net investment income ($)        (0.21)     (0.26)     (0.23)     (0.20)     (0.16)
  Distributions from capital gains ($)            (0.60)     (0.64)     (0.66)     (0.58)     (0.64)
  Distributions in excess of capital gains ($)       --         --         --         --         --
                                                  -----      -----      -----      -----      -----
 Total distributions ($)                          (0.81)     (0.90)     (0.89)     (0.78)     (0.80)
                                                  -----      -----      -----      -----      -----
 Net asset value, end of year ($)                  7.24       8.65       7.67       9.04       8.80
                                                  =====      =====      =====      =====      =====
 Total return (%)(3)                              10.24      32.14      (0.95)     28.08       6.28
 Ratios/Supplemental Data:
 Net assets at end of year ($ thousands)        486,385    575,114    519,475    657,762    726,671
 Expense ratio (%)                                 0.51       0.47       0.50       0.50       0.51
 Ratio of net investment income to
 average net assets (%)                            2.71       3.09       2.64       2.24       1.92
 Portfolio turnover rate (%)                      15.39      12.35      10.07      16.28      23.99
 Average commission rate ($)(6)                     n/a        n/a        n/a        n/a        n/a

                                                                   Years ended December 31
                                                 ------------------------------------------------------
Class S  (formerly Class C)                       1993       1994       1995(2)     1996(2)     1997(2)
-------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)           8.80       8.70       7.76        9.18        9.11
                                                 -----      -----      -----       -----       -----
  Net investment income ($)                       0.15       0.13       0.16        0.14        0.12
  Net realized and unrealized gain (loss)
  on investments ($)                              0.74      (0.43)      2.39        1.82        2.54
                                                 -----      -----      -----       -----       -----
 Total from investment operations ($)             0.89      (0.30)      2.55        1.96        2.66
                                                 -----      -----      -----       -----       -----
  Dividends from net investment income ($)       (0.15)     (0.14)     (0.15)      (0.15)      (0.12)
  Distributions from capital gains ($)           (0.84)     (0.50)     (0.98)      (1.87)      (1.20)
  Distributions in excess of capital gains ($)      --         --         --       (0.01)         --
                                                 -----      -----      -----       -----       -----
 Total distributions ($)                         (0.99)     (0.64)     (1.13)      (2.03)      (1.32)
                                                 -----      -----      -----       -----       -----
 Net asset value, end of year ($)                 8.70       7.76       9.18        9.11       10.45
                                                 =====      =====      =====       =====       =====
 Total return (%)(3)                             10.20      (3.47)     33.07       21.48       29.08
 Ratios/Supplemental Data:
 Net assets at end of year ($ thousands)       729,536    627,551    738,649     780,627     883,276
 Expense ratio (%)                                0.49       0.65       0.54        0.50        0.51
 Ratio of net investment income to
 average net assets (%)                           1.63       1.54       1.81        1.44        1.17
 Portfolio turnover rate (%)                     43.57      33.08      39.21       73.51       75.21
 Average commission rate ($)(6)                    n/a        n/a        n/a      0.0499      0.0515

(1) Commencement of share class designations (March 15, 1993) to December 31, 1993.

(2)  Per-share figures have been calculated using the average shares method.

(3)  Does not reflect any front-end or contingent deferred sales charge.

(4)  Not annualized.

(5)  Annualized.

(6) Average commission rate per share paid by the fund for security trades on which commissions are charged beginning with the fiscal year ended December 31, 1996.

10                         Performance and Volatility
--------------------------------------------------------------------------------

                                               As of December 31, 1997
                                         -------------------------------------
Average Annual Total Return(1)           1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
Class A (%)                               23.11          15.91          15.18
Class B (%)                               22.80          15.96          15.31
Class C (%)                               26.93          16.19          15.32
Class S (%)                               29.08          17.29          15.86
S&P 500 Index (%)                         33.35          20.25          18.02
Lipper Growth & Income
  Funds Index (%)                         26.96          18.06          16.03

------------------------------[Bar Chart]---------------------------------------

                                             Years ended December 31
                     ----------------------------------------------------------------------------
                     1988    1989    1990    1991    1992    1993    1994    1995     1996   1997
Class A
  Year-by-Year
  Total Return(1)    10.24  32.14   (0.95)  28.08    6.28    9.90   (3.84)  32.85    21.03   28.91

--------------------------------------------------------------------------------
(1) Fund returns include performance from before the creation of share classes in 1993. Because Classes A, B and C involve higher marketing/service (12b-1) fees (as described on page 5), performance since that time is somewhat lower for these classes.

                                                                              11
[sidebar text]

[Graphic: Magnifying glass showing enlarged words on paper]

Understanding Performance
and Volatility

The information on the opposite page is designed to show two aspects of the fund's track record:

[bullet] Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

[bullet] The graph of year-by-year returns shows how volatile the fund has been:
         how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but no sales charges.

Also included are two independent measures of performance. The S&P 500 (officially, the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 domestic stocks. The Lipper Growth & Income Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper Index shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of the S&P 500, this index is a good indicator of general stock market performance and can be used as a rough guide when gauging the return of this and other investments. When making comparisons, keep in mind that neither the S&P 500 nor the Lipper Index includes the effects of sales charges. Also, even if your stock portfolio were identical to the S&P 500, your returns would always be lower, because the S&P 500 doesn't include brokerage and administrative expenses.

[end of sidebar text]

12                              Your Account
--------------------------------------------------------------------------------
[Graphic: Key]

Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[Graphic: List of share types on paper,
pencil ready to mark choice of share]

Choosing a Share Class

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you

[sidebar text, bottom of page]

--------------------------------------------------------------------------------
Class A -- Front Load

[bullet] Initial sales charge of 4.5% or less; schedule on page 14

[bullet] Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule

[bullet] Lower annual expenses than Class B or C shares due to lower marketing/service (12b-1) fee of 0.25%


Class B -- Back Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14

[bullet] Annual marketing/service (12b-1) fee

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses


Class C(1) -- Level Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual marketing/service (12b-1) fee

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease

(1) Before November 1, 1997, these were designated Class D.
--------------------------------------------------------------------------------

[end of sidebar text, bottom of page]
may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

[sidebar text]

--------------------------------------------------------------------------------
[Graphic: Viewing paper through magnifying glass, showing words enlarged on paper]

Class A Sales
Charge Reductions
and Waivers

[bullet] Substantial investments receive lower sales charge rates; see information on the following page.

[bullet] The "right of accumulation" allows you to include your existing State
         Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

[bullet] A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.
--------------------------------------------------------------------------------
[end of sidebar]

[sidebar text, bottom of page]
--------------------------------------------------------------------------------
Class S(2) -- No Load

[bullet] No sales charges of any kind

[bullet] No marketing/service (12b-1) fees; annual expenses are lower than other share classes

[bullet] Available through certain retirement accounts, advisory accounts of the investment manager and special programs, including broker programs with recordkeeping and other services; these programs usually involve special conditions and separate fees (contact your financial professional for information).

(2) Before November 1, 1997, these were designated Class C.
--------------------------------------------------------------------------------

[end of sidebar text, bottom of page]

14                           Your Account continued
--------------------------------------------------------------------------------
Sales Charges

Class A -- Front Load

when you invest           this % is        which equals
this amount               deducted         this % of
                          for sales        your net
                          charges          investment
-------------------------------------------------------
Up to $99,999               4.50               4.71
$100,000 - $249,999         3.50               3.63
$250,000 - $499,999         2.50               2.56
$500,000 - $999,999         2.00               2.04
$1 million or more              see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the previous page), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).

 Class B -- Back Load

                                    this % of net asset value
when you sell shares                at the time of purchase (or
in this year after you              of sale, if lower) is
bought them                         deducted from your proceeds
---------------------------------------------------------------
First year                                    5.00
Second year                                   4.00
Third year                                    3.00
Fourth year                                   3.00
Fifth year                                    2.00
Sixth year or later                           None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.

Class C (Formerly Class D) -- Level Load

                                     this % of net asset value
when you sell shares                 at the time of purchase (or
in this year after you               of sale, if lower) is
bought them                          deducted from your proceeds
-----------------------------------------------------------------
First year                                        1.00
Second year or later                              None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

Class S (Formerly Class C) -- No Load

Class S shares have no sales charges or CDSC.

16                           Your Account continued
--------------------------------------------------------------------------------
[Graphic: Old-fashioned hand-cranked cash register]

Policies for
Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.


Minimum Initial Investments:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $2,500 for all other accounts


Minimum Additional Investments:

[bullet] $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                                 Buying Shares                                17
--------------------------------------------------------------------------------

                       To Open an Account             To Add to an Account

Through a Financial    Contact your financial         Contact your financial
Professional           professional.                  professional.
[Graphic: Briefcase]

By Mail                Make your check payable to     Fill out the investment stub
[Graphic: Mail Box]    "State Street Research         from an account statement, or
                       Funds." Forward the check      indicate the fund name and
                       and your application to        account number on your check.
                       State Street Research.         Make your check payable to
                                                      "State Street Research Funds."
                                                      Forward the check and stub to
                                                      State Street Research.

By Federal Funds Wire  Forward your application to    Call State Street Research to
[Graphic: Capitol      State Street Research, then    obtain a control number.
Building]              call to obtain an account      Instruct your bank to wire funds
                       number. Wire funds using the   to:
                       instructions at right.
                                                      [bullet] State Street Bank and
                                                               Trust Company,
                                                               Boston, MA
                                                      [bullet] ABA: 011000028

                                                      [bullet] BNF: fund name and
                                                               share class you want
                                                               to buy

                                                      [bullet] AC: 99029761

                                                      [bullet] OBI: your name and your
                                                               account number

                                                      [bullet] Control: the number
                                                               given to you by
                                                               State Street Research

By Electronic Funds    Verify that your bank is a     Call State Street Research to
Transfer (ACH)         member of the ACH (Automated   verify that the necessary bank
[Graphic: plug]        Clearing House) system.        information is on file for your
                       Forward your application to    account. If it is, you may
                       State Street Research.         request a transfer with the same
                       Please be sure to include      phone call. If not, please ask
                       the appropriate bank           State Street Research to provide
                       information. Call State        you with an EZ Trader application.
                       Street Research to request a
                       purchase.

By Investamatic        Forward your application,      Call State Street Research to
[Graphic: calendar]    with all appropriate           verify that Investamatic is in
                       sections completed, to State   place on your account, or to
                       Street Research, along with    request a form to add it.
                       a check for your initial       Investments are automatic once
                       investment payable to "State   Investamatic is in place.
                       Street Research Funds."

By Exchange            Call State Street Research     Call State Street Research or
[Graphic: arrows       or visit our Web site.         visit our Web site.
pointing in 2
different directions]

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408

Internet www.ssrfunds.com

Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

18                           Your Account continued
--------------------------------------------------------------------------------
[Graphic: Old-fashioned hand-crank adding machine]

Policies for
Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                                 Selling Shares                               19
--------------------------------------------------------------------------------
                        To Sell Some or All of Your Shares

Through a Financial     Contact your financial professional.
Professional
[Graphic: Briefcase]

By Mail                 Send a letter of instruction, an endorsed stock
[Graphic: Mailbox]      power or share certificates (if you hold
                        certificate shares) to State Street Research.
                        Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

By Federal              Check with State Street Research to make sure that
Funds Wire              a wire redemption privilege, including a bank
[Graphic: Capitol       designation, is in place on your account. Once
Building]               this is established, you may place your request
                        to sell shares with State Street Research.
                        Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)

By Electronic Funds     Check with State Street Research to make sure that
Transfer (ACH)          the EZ Trader feature, including a bank
[Graphic: plug]         designation, is in place on your account. Once
                        this is established, you may place your request to sell shares with State Street Research. Proceeds will be sent to your pre-designated bank account.

By Telephone            As long as the transaction does not require a
[Graphic: telephone]    written request (see facing page), you or your
                        financial professional can sell shares by calling
                        State Street Research. A check will be mailed to you on the following business day.

By Exchange             Read the prospectus for the fund into which you
[Graphic: arrows        are exchanging. Call State Street Research or
pointing in 2           visit our Web site.
different directions]

By Systematic           See plan information on page 23.
Withdrawal Plan
[Graphic: calendar]

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408

Internet www.ssrfunds.com

Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

20                           Your Account continued
--------------------------------------------------------------------------------

[Graphic: A stack of papers]

Account Policies

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.

TELEPHONE REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

[Graphic: "Uncle Sam")

Distributions and Taxes

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund typically distributes its net income to shareholders four times a year. Net capital gains, if any, are typically distributed around the end of the fund's fiscal year, which is December 31.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account, or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

22                           Your Account continued
[sidebar text]
--------------------------------------------------------------------------------
[Graphic: Magnifying glass showing enlarged words on paper]

Tax Considerations

Unless your investment is in a tax deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of its fiscal year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)
--------------------------------------------------------------------------------
[end of sidebar]

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[Graphic: 2 hands, handshake greeting]

INVESTOR SERVICES

INVESTAMATIC PROGRAM

Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

SYSTEMATIC WITHDRAWAL PLAN

This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

24                                Fund Details
--------------------------------------------------------------------------------

[Graphic: Top of ionic column]

Business Structure

Originally formed in 1924 as State Street Investment Corporation, the fund was reorganized in 1989 as a diversified series of State Street Research Master Investment Trust, an open-end management investment company that is organized as a Massachusetts business trust. The fund has been open to the public periodically since its inception and has continuously offered its shares to the public since May 1990.

A board of trustees representing shareholder interests oversees the trust's operations, including the hiring of the investment manager and other service providers. The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management agreement, the election of trustees or proposed changes in the fund's fundamental goal, which cannot be changed without shareholder approval.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation. The management fee is 0.41% of fund assets annually until August 18, 1998, and then 0.55% of the first $500 million of fund assets, annually, 0.50% of the next $500 million, and 0.45% of any amount over $1 billion. The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company.

Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

Investment Manager

State Street Research & Management Company
One Financial Center, Boston, MA 02111

Distributor

State Street Research Investment Services, Inc.
One Financial Center, Boston, MA 02111

Service Center

State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

Custodian

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

[Graphic: Check or money order]

Dealer Compensation

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing/service (12b-1) fees and its other resources.

Maximum Dealer Compensation     Class A    Class B     Class C      Class S
Initial commission (%)             --       4.00        1.00         0.00
Investments up to $100,000 (%)   4.00         --          --           --
$100,000 - $249,999 (%)          3.00         --          --           --
$250,000 - $499,999 (%)          2.00         --          --           --
$500,000 - $999,999 (%)          1.75         --          --           --
First $1-3 million (%)           1.00(1)      --          --           --
Next $2 million (%)              0.50(1)      --          --           --
Next $1 and above (%)            0.25(1)      --          --           --
Annual fee (%)                   0.25       0.25        0.90         0.00

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

[bullet] All orders to purchase shares are subject to acceptance by the fund.

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly.

[bullet] Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

[bullet] The distributor may pay its affiliate MetLife Securities, Inc.
         additional compensation of up to 0.25% of certain sales or assets.

(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

26                                                    Other Securities and Risks
--------------------------------------------------------------------------------
[Graphic: Stock certificates]

Other Securities
and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks. A table of limitations follows.

FOREIGN INVESTMENTS Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security or an index. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.

WHEN-ISSUED SECURITIES The Trust may invest in securities prior to the date of their issue. These securities could fall in value by the time they are actually issued, which may be anytime from a few days to over a year.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

SHORT-TERM TRADING While the fund ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term profits. Short-term trading can increase the fund's transaction costs and may increase your tax liability.

REPURCHASE AGREEMENTS The fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.

28                    Other Securities and Risks continued
--------------------------------------------------------------------------------

BONDS The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund.

DEFENSIVE INVESTING During unusual market conditions, the fund may place up to 100% of total assets in cash or quality short-term debt securities.

Investment Limitations

                                       Limitation at the time of investment
                                     -------------------------------------------
Practice                              % of total assets       % of net assets
--------------------------------------------------------------------------------
Investing in securities of any
given issuer (other than the
U.S. government and its
agencies)(1)                                 5(2)                --

Investing in any given industry(1)          25                   --

Investing in issuers with less
than 3 years of continuous
operations(1)                                5

Lending securities                          33-1/3               --

Lending money(1)                          Prohibited             --

Repurchase agreements                       --                   30

Swap arrangements                           --                    5


Security
--------------------------------------------------------------------------------
Commodity futures contracts
and options contracts
(for non-hedging purposes)                  --                    5(3)

Other options contracts
(for non-hedging purposes)                  --                    5(3)

Illiquid securities                         --                   15(5)

Restricted securities                       10(5)                --

Foreign securities                          35(6)                --

(1)  Fundamental policy; may not be changed without shareholder approval.

(2) Applies only to 75% of fund's total assets. The fund also is prohibited from investing in more than 10% of an issuer's voting securities.

(3) Initial margin deposits plus premiums may not exceed 5% of the market value of the fund's net assets in non-hedging transactions. No limits apply when used in hedging strategies.

(4)  Includes repurchase agreements extending over more than seven days.

(5)  Does not include Rule 144A securities.

(6) Applies to all direct and indirect interests in securities of non-U.S. issuers.

Notes                                                                         29
--------------------------------------------------------------------------------

[back cover]

                           For Additional Information
--------------------------------------------------------------------------------

You can obtain a free copy of the current annual/semiannual report or SAI by contacting:

[State Street Research logo]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC Web site at:
www.sec.gov

You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

                                                                      prospectus
                                                                  --------------
Control Number: xxxx-xxxxxx(xxxx)SSR-LD                           EIN-xxxx-xxxxx

                     STATE STREET RESEARCH INVESTMENT TRUST

                                   a Series of

                  STATE STREET RESEARCH MASTER INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1998

                                TABLE OF CONTENTS

                                                                       Page


INVESTMENT OBJECTIVE......................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS...........................2

ADDITIONAL INFORMATION CONCERNING
         CERTAIN INVESTMENT TECHNIQUES....................................4

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS..........................14

THE TRUST, THE FUND AND ITS SHARES.......................................19

TRUSTEES AND OFFICERS....................................................20

INVESTMENT ADVISORY SERVICES.............................................25

PURCHASE AND REDEMPTION OF SHARES........................................27

SHAREHOLDER ACCOUNTS.....................................................32

NET ASSET VALUE..........................................................36

PORTFOLIO TRANSACTIONS...................................................37

CERTAIN TAX MATTERS......................................................41

DISTRIBUTION OF SHARES OF THE FUND.......................................43

CALCULATION OF PERFORMANCE DATA..........................................48

CUSTODIAN................................................................51

INDEPENDENT ACCOUNTANTS..................................................52

FINANCIAL STATEMENTS.....................................................52

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Investment Trust (the "Fund") dated May 1, 1998, which may be obtained without charge from the offices of State Street Research Master Investment Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER:  12850-970131(0298)SSR-LD                         CF-879D-0198

                              INVESTMENT OBJECTIVE

         As set forth under "The Fund--Goal and Strategy--Fundamental Goal" in the Prospectus of State Street Research Investment Trust (the "Fund"), the Fund's investment goal, which is to seek long-term growth of capital and, secondarily, long-term growth of income, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "Investment Trust--Portfolio Risks" and "Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

         The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2) not to purchase securities of any issuer that has a record of less than three years' continuous operation if such purchase would cause more than 5% of the Fund's total assets (taken at market value) to be invested in the securities of such issuers, provided that any such three-year period may include the operation of any predecessor company, partnership, or individual enterprise if the issuer whose securities are to be purchased came into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all the assets of such predecessor;

         (3) not to make any investment that would cause more than 25% of the Fund's total assets, taken at market value, to be invested in any one industry;

         (4) not to issue senior securities other than in connection with the borrowing of money as permitted under sub-paragraph (9) of this paragraph;

         (5) not to underwrite or participate in the marketing of securities of other issuers although the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for, investment, either from issuers or from persons in a control relationship with the issuers or from underwriters of such securities [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];

         (6) not to make any investment in real property, although the Fund may purchase and sell other interests in real estate, including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

         (7) not to invest in commodities or commodity contracts except for futures and options on futures with respect to securities and securities indices;

         (8) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures notes, bills and any other debt-related instruments or interests (and enter into repurchase agreements with respect thereto);

         (9) not to borrow money except on an unsecured basis and then only up to an amount equal to 10% of its net assets (see "Additional Information Concerning Certain Investment Techniques--Other Techniques" herein);

         (10) not to purchase securities for its portfolio on margin, except that this shall not prevent such short term credits as are necessary for the clearance of transactions, and except that the Fund may use escrow or custodian receipts or letters, margin or safekeeping accounts, or enter into similar industry arrangements in connection with trading futures and options;

         (11) not to make a short sale of any securities, or purchase or write puts, calls, straddles or spreads except in connection with options on securities and securities indices and options on futures with respect to securities and securities indices;

         (12) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships

                  (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (13) not to purchase securities for its portfolio issued by another investment company except by a purchase in the open market involving no more than customary brokers' commissions or to complete a merger, consolidation or other acquisition of assets; and

         (14) not to purchase or retain any securities of an issuer if, to the knowledge of the Fund, those of its officers and Trustees and those officers and Directors of its investment adviser who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of such issuer taken at market.

         The following investment restrictions are not fundamental. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days); and

         (2) not to make investments for the purpose of exercising control or management of other companies although the Fund may from time to time present its views on various matters to the management of companies in which it holds an investment.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

Derivatives

         The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

         Futures Contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

         Options. The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

         Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

         Limitations and Risks of Options and Futures Activity. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

         As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time.

Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

         Swaps. The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

         The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications

         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

                                                              Science &
Basic Industries                  Consumer Staple              Technology
----------------                  ---------------             -----------
Chemical                          Business Service            Aerospace
Diversified                       Container                   Computer Software
Electrical Equipment              Drug                         & Service
Forest Products                   Food & Beverage             Electronic
Machinery                         Hospital Supply              Components
Metal & Mining                    Personal Care               Electronic
Railroad                          Printing & Publishing        Equipment
Truckers                          Tobacco                     Office Equipment

Utility                           Energy                      Consumer Cyclical
-------                           ------                      -----------------
Electric                          Oil Refining & Marketing    Airline
Gas                               Oil Production              Automotive
Gas Transmission                  Oil Service                 Building
Telephone                                                     Hotel & Restaurant
                                                              Photography
                                                              Recreation
Other                             Finance                     Retail Trade
-----                             -------                     Textile & Apparel
Trust Certificates--              Bank
  Government Related Lending      Financial Service
Asset-backed--Mortgages           Insurance
Asset-backed--Credit Card
   Receivables

Other Investment Limitations

         Although the Fund is permitted to borrow up to 10% of its net assets, the Fund has no present intention to engage in any borrowing except for temporary purposes and has no intention to borrow for leverage purposes. For purposes of this restriction, reverse repurchase agreements shall constitute borrowings subject to the 10% limitation on all borrowing. The Fund will not purchase any securities for its portfolio while outstanding borrowings exceed 5% of the Fund's net assets; any borrowing in excess of 5% of its total assets would be from banks.

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

         Managing Volatility. In administering the Fund's portfolio, the Investment Manager attempts to manage volatility in part by managing the duration and weighted average maturity of the Fund's bond position.

         Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities held in the Fund's portfolio -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

         The Investment Manager may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust portfolio duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust bond portfolio duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of the Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

         Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

[bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

[bullet] obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

[bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

         Rating Categories of Debt Securities. Set forth below is a description of S&P corporate bond and debenture rating categories for securities which are deemed to be investment grade:

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

         Set forth below is a description of Moody's corporate bond and debenture ratings for securities which are deemed to be investment grade:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger then in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         1, 2, or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its major rating category.

                       THE TRUST, THE FUND AND ITS SHARES

         State Street Research Master Investment Trust is currently comprised of only one series: State Street Research Investment Trust. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series.

         The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is currently, and during the past five years has been, Executive Vice President of State Street Research & Management Company. Mr. Bennett is also a Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research

-------------------

* or +, see footnotes on page 23.

Investment Services, Inc. and Executive Vice President, GFM International Investors Limited, Inc.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Co. in New York.

         +Robert A. Lawrence, 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 71. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors,
Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors, Inc.

-------------------

* or +, see footnotes on page 23.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (and until February 1996, prior positions as President and Chief Executive Officer of that company) and Chairman of the Board, President, and Chief Executive Officer and Director of GFM International Investors, Inc.

         *+Dudley F. Wade, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 79. His principal occupation during the past five years has been Senior Vice President of State Street Research & Management Company.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 51. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group, Inc.

-------------------

* or +, see footnotes on page 23.
                                       22

         *+John T. Wilson, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 34. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and, from 1995 to 1996, as a Vice President of Phoenix Investment Counsel, Inc.

-----------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of January 31, 1998, the Trustees and principal officers of the Trust owned as a group less than 1% of the outstanding Class A shares of the Fund and approximately ____% of the outstanding Class S shares of the Fund. They owned none of the Fund's outstanding Class B or Class C shares.

         Record ownership of shares of the Fund as of January 31, 1998 was as follows:

Class            Holder              % of Class
-----            ------              ----------

B                Merrill Lynch            8.2
C(a)             Merrill Lynch           44.6

         The full name and address of the above person or institution is:

         Merrill Lynch, Pierce, Fenner & Smith Incorporated (b)
         4800 Deerlake Drive East
         Jacksonville, FL  32246

         Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

-------------------

(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

         The Trustees were compensated as follows:

                                                           Total
                                                       Compensation
                                   Aggregate          From Trust and
Name of                          Compensation          Complex Paid
Trustee                          From Trust(a)        to Trustees (b)
-------                          -------------        ---------------

Steven A. Garban                    $1,467                $
Malcolm T. Hopkins                  $1,467                $
Edward M. Lamont                    $4,000                $
Robert A. Lawrence                  $4,100                $
Dean O. Morton                      $4,300                $
Toby Rosenblatt                     $4,000                $
Michael S. Scott Morton             $4,600                $
Ralph F. Verni                      $    0                $

(a) For the Fund's fiscal year ended December 31, 1997. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation received on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan, served as investment adviser. "Total Compensation from Trust and Complex Paid to Trustees" for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to the Fund, one of the nation's first mutual funds, which they had formed in 1924.

         Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

         The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.41% of the net assets of the Fund until August 18, 1998 and then 0.55% of the first $500 million of Fund net assets, annually, 0.50% of the next $500 million, and 0.45% of any amount over $1 billion.

         The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1997, $5,717,422; 1996, $3,866,070; and 1995, $3,158,324.

         The Advisory Agreement provides that in the event that the total expenses incurred by the Fund in any fiscal year, excluding interest, taxes, brokerage commissions, extraordinary litigation costs and expenses pursuant to the Fund's Plan of Distribution Pursuant to Rule 12b-1, but including payments to the Investment Manager, shall exceed 1% of the average value of the net assets (computed without deducting amounts borrowed for investment purposes) of the Fund during said fiscal year, based upon computations of such value made as of the close of business on each business day during such fiscal year, then the Investment Manager shall reimburse the Fund for such excess expenses by making a payment to the Fund in the amount of such excess expenses within 30 days following the close of such fiscal year.

         The Advisory Agreement further provides that it shall remain in effect from year to year only so long as (i) such continuance is specifically approved at least annually by either (a) the Board of Trustees of the Trust, or (b) " vote of a majority of the outstanding voting securities " (as defined in Section 2(a)(42) of the 1940 Act) of the Fund, and (ii) the terms of the Advisory Agreement are approved at least annually by the vote of a majority of the Trustees of the Trust, who are not parties to the Advisory Agreement or "interested persons" of any such party (as such terms are used in Section 15(c) of the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreement may be terminated at any time without the payment of any penalty by vote of the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" (as defined in Section 2(a)(42) of the 1940 Act) of the Fund, or by the Investment Manager, in each case upon sixty calendar days' prior written notice to the other party to the Advisory Agreement.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Account" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Account--Class A Sales Charge Reductions and Waivers" in the Fund's Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Account--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Account." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

          1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

          2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

               (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

               (b) All income dividends and capital gains distributions in cash.

               (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Account--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. A shareholder with telephone privileges that are offered with his or her Account (see "Your Account--Account Policies--Telephone Requests") is deemed to authorize the Service Center and the Transfer Agent to:
(1) act upon the telephone instructions of any person purporting to be the shareholder or the shareholder's financial professional to redeem or exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended December 31, 1996 and 1997 were 73.51% and 75.21%, respectively.

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling in conjunction with certain trading systems and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years were as follows: 1997, $2,399,034, 1996, $2,015,000, and
1995, $815,000. The Investment Manager believes the amount of brokerage commissions paid by the Fund during the fiscal year ended December 31, 1997 was significantly higher than during the previous fiscal years because of increased levels of assets and increased market volatility, and the Investment Manager's efforts to invest cash inflows, to restructure the portfolio, and to take advantage of opportunities to purchase certain securities at attractive prices and to sell certain securities in order to realize gains.

         During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of Fund--In General

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) satisfy certain diversification requirements; and (c) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (or be deemed to have distributed) an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term, medium-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

                       DISTRIBUTION OF SHARES OF THE FUND

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

         Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows: 1997, $3,063,618; 1996, $2,411,055; and 1995, $1,155,661.

         For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers: 1997, $382,856; 1996, $292,754; and 1995, $140,645.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                        Fiscal Year                        Fiscal Year                        Fiscal Year
                     December 31, 1997                  December 31, 1996                  December 31, 1995
              -----------------------------      -----------------------------        -----------------------------
               Contingent       Commissions       Contingent       Commissions         Contingent     Commissions
                Deferred          Paid to          Deferred          Paid to            Deferred        Paid to
              Sales Charges       Dealers        Sales Charges       Dealers          Sales Charges     Dealers
              -------------       -------        -------------       -------          -------------     -------
Class A         $      0        $2,688,190        $      0          $2,118,301          $      0       $1,015,016

Class B         $612,487        $6,342,919        $329,954          $4,092,738          $688,624       $1,815,979

Class C*        $  3,122        $   72,365        $  6,250          $   77,583          $  5,125       $   40,514

--------------------
* Prior to November 1, 1997, Class C shares were designated Class D.

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         During the fiscal year ended December 31, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                            Class A       Class B     Class C*
                                            -------       -------     --------
Advertising                              $    259       $  232,156    $ 20,443

Printing and mailing of prospectuses
 to other than current shareholders            78           70,012       6,165

Compensation to dealers                   755,120        3,467,968     231,017

Compensation to sales
personnel                                     505          448,213      42,567

Interest                                        0                0           0

Carrying or other
financing charges                               0                0           0

Other expenses:  marketing; general           262          234,147      20,741
                                         --------       -----------    -------

Total fees received                      $756,224       $4,460,868    $320,933
                                         ========       ==========    ========

Difference                                              $    8,372**
                                                        ==========
-----------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares.

** Net fees result from the timing of expenditures and are used against future expenses.

         The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper Capital Appreciation Funds Index.

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on February 17, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after February 17, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

         The performance data below reflect Rule 12b-1 fees and, where applicable, sales charges as follows:

                  Rule 12b-1 Fees                           Sales Charges
         -----------------------------------------   ---------------------------
Class    Amount              Period
-----    ------              ------

 A       0.25%     February 17, 1993 to present;     Maximum 4.5% sales charge
                   Fee will reduce performance       reflected
                   for periods after February 17,
                   1993

 B       1.00%     March 15, 1993 to present; fee    1- and 5-year periods
                   will reduce performance for       reflect a 5% and a 2%
                   periods after March 15, 1993      contingent deferred sales
                                                     charge, respectively

C*       1.00%     March 15, 1993 to present; fee    1-year period reflects a 1%
                   will reduce performance for       contingent deferred sales
                   periods after March 15, 1993      charge

S*       0.00%     Since commencement of             None
                   operations to present

--------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "--Accrued Expenses and Recurring Charges" later in this section.

Total Return

         The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                                       Five Years              One Year
             Ten Years Ended              Ended                  Ended
            December 31, 1997       December 31, 1997      December 31, 1997
            -----------------       -----------------      -----------------

Class A            15.18%                  15.91%               23.11%
Class B            15.31%                  15.96%               22.80%
Class C*           15.32%                  16.19%               26.93%
Class S*           15.86%                  17.29%               29.08%
----------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                        n
                                  P(1+T)  = ERV

Where:            P    =  a hypothetical initial payment of $1,000

                  T    =  average annual total return

                  n    =  number of years

                  ERV  =  ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the period since the Fund commenced operations in 1924, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended December 31, 1997, without taking sales charges into account, were as follows:

         Class A              8.14%
         Class B              7.70%
         Class C*             7.75%
         Class S*             8.23%

-----------------
* Prior to November 1, 1997, Class C shares were designated as Class D, and Class S shares were designated as Class C.

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

         The following financial statements are for the Fund's fiscal year ended December 31, 1997.



DOCSC\600835.3

                     STATE STREET RESEARCH INVESTMENT TRUST
--------------------------------------------------------------------------------
                              INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                 Value
                                                                 Shares        (Note 1)
--------------------------------------------------------------------------------------------
COMMON STOCKS 94.9%
BASIC INDUSTRIES 14.6%
CHEMICAL 5.0%
E.I. Du Pont De Nemours & Co. .............................       749,800    $  45,034,862
Monsanto Co. ..............................................       175,400        7,366,800
Rohm & Haas Co. ...........................................       425,200       40,712,900
                                                                             -------------
                                                                                93,114,562
                                                                             -------------
ELECTRICAL EQUIPMENT 3.2%
General Electric Co. ......................................       798,700       58,604,613
                                                                             -------------
FOREST PRODUCT 2.5%
Fort James Corp. ..........................................       482,800       18,467,100
IKON Office Solutions Inc. ................................       306,300        8,614,688
Weyerhaeuser Co. ..........................................       382,200       18,751,687
                                                                             -------------
                                                                                45,833,475
                                                                             -------------
MACHINERY 3.0%
Tyco International Ltd. ...................................     1,227,600       55,318,725
                                                                             -------------
METAL & MINING 0.9%
British Steel PLC ADR .....................................       695,600       14,911,925
Ispat International NV Cl. A* .............................        98,400        2,127,900
                                                                             -------------
                                                                                17,039,825
                                                                             -------------
Total Basic Industries ....................................                    269,911,200
                                                                             -------------
CONSUMER CYCLICAL 18.4%
AUTOMOTIVE 1.9%
General Motors Corp. ......................................       294,300       17,841,937
Renault SA* ...............................................       622,100       17,507,305
                                                                             -------------
                                                                                35,349,242
                                                                             -------------
RECREATION 6.0%
CBS Corp. .................................................       574,200       16,903,013
Time Warner Inc. ..........................................       585,200       36,282,400
US West Inc.* .............................................     1,024,800       29,591,100
Viacom Inc. Cl. B* ........................................       213,500        8,846,906
Walt Disney Co. ...........................................       185,532       18,379,264
                                                                             -------------
                                                                               110,002,683
                                                                             -------------
RETAIL TRADE 10.5%
Cendant Corp.* ............................................       318,891       10,961,891
CVS Corp. .................................................       421,200       26,983,125
Dayton Hudson Corp. .......................................       392,900       26,520,750
Home Depot Inc. ...........................................       337,600       19,876,200
Kroger Co.* ...............................................       876,000       32,357,250
Rite Aid Corp. ............................................       487,600       28,616,025
Safeway Inc.* .............................................       381,300       24,117,225
Toys "R" Us Inc.* .........................................       784,600       24,665,862
                                                                             -------------
                                                                               194,098,328
                                                                             -------------
Total Consumer Cyclical ...................................                    339,450,253
                                                                             -------------
CONSUMER STAPLE 19.6%
BUSINESS SERVICE 2.4%
Browning-Ferris Industries Inc. ...........................       362,200       13,401,400
HBO & Co. .................................................       204,200        9,801,600
Interpublic Group of Companies, Inc. ......................       428,850       21,362,091
                                                                             -------------
                                                                                44,565,091
                                                                             -------------
DRUG 7.6%
American Home Products Corp. ..............................       201,000       15,376,500
Bristol-Myers Squibb Co. ..................................       368,800       34,897,700
Eli Lilly & Co. ...........................................        83,712        5,828,448
Novartis AG ADR ...........................................       255,797       20,782,227
Pfizer Inc. ...............................................       280,700       20,929,694
Schering-Plough Corp. .....................................       280,800       17,444,700
Warner-Lambert Co. ........................................       208,700       25,878,800
                                                                             -------------
                                                                               141,138,069
                                                                             -------------
FOOD & BEVERAGE 3.3%
Coca-Cola Co. .............................................       187,000       12,458,875
General Mills Inc. ........................................       276,100       19,775,662
H.J. Heinz Co. ............................................       555,600       28,231,425
                                                                             -------------
                                                                                60,465,962
                                                                             -------------
HOSPITAL SUPPLY 2.0%
Boston Scientific Corp.* ..................................       167,500        7,684,063
Guidant Corp. .............................................       124,000        7,719,000
Johnson & Johnson .........................................       318,300       20,968,012
                                                                             -------------
                                                                                36,371,075
                                                                             -------------
PERSONAL CARE 2.2%
Gillette Co. ..............................................       214,100       21,503,669
Procter & Gamble Co. ......................................       242,800       19,378,475
                                                                             -------------
                                                                                40,882,144
                                                                             -------------
TOBACCO 2.1%
Philip Morris Companies, Inc. .............................       841,900       38,148,594
                                                                             -------------
Total Consumer Staple .....................................                    361,570,935
                                                                             -------------
ENERGY 8.2%
OIL 7.6%
ENI SPA ADR ...............................................       170,800        9,746,275
Exxon Corp. ...............................................       264,700       16,196,331
Oryx Energy Co.* ..........................................       605,200       15,432,600
Seagull Energy Corp.* .....................................       809,800       16,702,125
Shell Transport & Trading PLC .............................       724,200       31,683,750
Total SA Cl. B ADR ........................................       557,608       30,947,244
Unocal Corp. ..............................................       479,200       18,598,950
                                                                             -------------
                                                                               139,307,275
                                                                             -------------
OIL SERVICE 0.6%
Schlumberger Ltd. .........................................       144,724       11,650,282
                                                                             -------------
Total Energy ..............................................                    150,957,557
                                                                             -------------
FINANCE 16.2%
BANK 9.3%
Banc One Corp. ............................................       647,600       35,172,775
BankAmerica Corp. .........................................       576,000       42,048,000
Chase Manhattan Corp. .....................................       158,300       17,333,850
H.F. Ahmanson & Co. .......................................       501,700       33,582,544
NationsBank Corp. .........................................       483,700       29,415,006
Washington Mutual Inc. ....................................       206,000       13,145,375
                                                                             -------------
                                                                               170,697,550
                                                                             -------------
INSURANCE 6.9%
Ace Ltd. ..................................................       376,200       36,303,300
American General Corp. ....................................       423,642       22,903,146
General Re Corp. ..........................................       112,200       23,786,400
Saint Paul Companies, Inc. ................................       194,100       15,928,331
Travelers Group Inc. ......................................       544,200       29,318,775
                                                                             -------------
                                                                               128,239,952
                                                                             -------------
Total Finance .............................................                    298,937,502
                                                                             -------------
SCIENCE & TECHNOLOGY 12.0%
AEROSPACE 2.4%
Boeing Co. ................................................       531,200    $  25,995,600
Raytheon Co. Cl. A ........................................        18,768          925,473
Raytheon Co. Cl. B ........................................       350,800       17,715,400
                                                                             -------------
                                                                                44,636,473
                                                                             -------------
COMPUTER SOFTWARE & SERVICE 2.0%
Cisco Systems Inc.* .......................................       294,000       16,390,500
Microsoft Corp.* ..........................................       160,600       20,757,550
                                                                             -------------
                                                                                37,148,050
                                                                             -------------
ELECTRONIC COMPONENTS 1.4%
Analog Devices Inc.* ......................................       203,300        5,628,869
Intel Corp. ...............................................       167,200       11,745,800
Texas Instruments Inc. ....................................       168,000        7,560,000
                                                                             -------------
                                                                                24,934,669
                                                                             -------------
ELECTRONIC EQUIPMENT 2.0%
L.M. Ericsson Telephone Co. ADR Cl. B .....................       276,640       10,322,130
Lucent Technologies Inc. ..................................       225,700       18,027,788
Teradyne Inc.* ............................................       284,100        9,091,200
                                                                             -------------
                                                                                37,441,118
                                                                             -------------
OFFICE EQUIPMENT 4.2%
Compaq Computer Corp. .....................................       319,800       18,048,713
Hewlett-Packard Co. .......................................       264,000       16,500,000
International Business Machines Corp. .....................       216,900       22,679,606
Xerox Corp. ...............................................       269,000       19,855,562
                                                                             -------------
                                                                                77,083,881
                                                                             -------------
Total Science & Technology ................................                    221,244,191
                                                                             -------------
UTILITY 5.9%
ELECTRIC 2.4%
FPL Group Inc. ............................................       321,100       19,005,106
Texas Utilities Co. .......................................       631,200       26,234,250
                                                                             -------------
                                                                                45,239,356
                                                                             -------------
TELEPHONE 3.5%
Bell Atlantic Corp. .......................................       386,500       35,171,500
WorldCom Inc.* ............................................       945,000       28,586,250
                                                                             -------------
                                                                                63,757,750
                                                                             -------------
Total Utility .............................................                    108,997,106
                                                                             -------------
Total Common Stocks (Cost $1,194,510,262) .................                  1,751,068,744
                                                                             -------------
SHORT-TERM INVESTMENTS 4.0%
Navigator Securities Lending Prime Portfolio ..............    74,267,129       74,267,129
                                                                             -------------
Total Short-Term Investments (Cost $74,267,129) ...........                     74,267,129
                                                                             -------------

------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL             MATURITY                 VALUE
                                                        AMOUNT                DATE                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 6.2%
American Express Credit Corp., 5.83% ............     $  11,279,000           1/06/1998          $     11,279,000
American Express Credit Corp., 5.75% ............           315,000           1/13/1998                   315,000
Beneficial Corp., 5.86% .........................         6,344,000           1/06/1998                 6,344,000
Chevron USA Inc., 5.58% .........................        24,000,000           1/14/1998                24,000,000
Commercial Credit Co., 5.95% ....................         5,773,000           1/09/1998                 5,773,000
Deere & Co., 5.75% ..............................         9,685,000           1/13/1998                 9,685,000
General Electric Capital Corp., 6.08% ...........         9,794,000           1/05/1998                 9,794,000
Household Finance Corp., 6.10% ..................        31,742,000           1/09/1998                31,742,000
John Deere Capital Corp., 5.83% .................        15,148,000           1/06/1998                15,148,000
                                                                                                 ----------------
Total Commercial Paper (Cost $114,080,000) ............................................               114,080,000
                                                                                                 ----------------
Total Investments (Cost $1,382,857,391) - 105.1% ......................................             1,939,415,873
Cash and Other Assets, Less Liabilities - (5.1%) ......................................               (93,523,239)
                                                                                                 ----------------
Net Assets - 100.0% ...................................................................          $  1,845,892,634
                                                                                                 ================
Federal Income Tax Information:
At December 31, 1997, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $1,381,382,083 was as follows: Aggregate gross unrealized appreciation for all investments in which there is an excess
of value over tax cost ................................................................          $    578,494,539
Aggregate gross unrealized depreciation for all investments in which there is an excess
of tax cost over value ................................................................               (20,460,749)
                                                                                                 ----------------
                                                                                                 $    558,033,790
                                                                                                 ================
------------------------------------------------------------------------------------------------------------------
* Non-income-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997

ASSETS
Investments, at value (Cost $1,382,857,391)
 (Note 1) ............................................. $ 1,939,415,873
Cash ..................................................             159
Receivable for securities sold ........................       6,386,223
Dividends and interest receivable .....................       2,615,960
Receivable for fund shares sold .......................       1,889,330
Other assets ..........................................          18,145
                                                        ---------------
                                                          1,950,325,690
LIABILITIES
Payable for collateral received on securities loaned         74,267,129
Payable for securities purchased ......................      20,184,613
Payable for fund shares redeemed ......................       6,789,588
Accrued management fee (Note 2) .......................       1,918,339
Accrued distribution and service fees (Note 4) ........         585,075
Accrued transfer agent and shareholder services
  (Note 2) ............................................         449,888
Accrued trustees' fees (Note 2) .......................           9,464
Other accrued expenses ................................         228,960
                                                        ---------------
                                                            104,433,056
                                                        ---------------
Net Assets ............................................ $ 1,845,892,634
                                                        ===============
Net Assets consist of:
  Unrealized appreciation of investments .............. $   556,558,482
  Accumulated net realized gain .......................      39,632,205
  Paid-in capital .....................................   1,249,701,947
                                                        ---------------
                                                        $ 1,845,892,634
                                                        ===============
Net Asset Value and redemption price per share
 of Class A shares ($367,759,039/35,337,294 shares) ...          $10.41
                                                                 ======
Maximum Offering Price per share of Class
 shares ($10.41/.955) .................................          $10.90
                                                                 ======
Net Asset Value and offering price per share of
  Class B shares ($558,567,869/54,006,968 shares)* ....          $10.34
                                                                 ======
Net Asset Value and offering price per share
  of Class C shares ($36,289,866/3,497,034 shares)* ...          $10.38
                                                                 ======
Net Asset Value, offering price and redemption
  price per share of Class S shares
 ($883,275,860/84,512,635 shares) .....................          $10.45
                                                                 ======
-----------------------------------------------------------------------
*Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 1997

INVESTMENT INCOME
Dividends, net of foreign taxes of $429,595 .............................      $ 24,269,765
Interest (Note 1) .......................................................         3,263,149
                                                                               ------------
                                                                                 27,532,914
EXPENSES
Management fee (Note 2) .................................................         5,717,422
Transfer agent and shareholder services (Note 2) ........................         1,961,540
Service fee - Class A (Note 4) ..........................................           756,224
Distribution and service fees - Class B (Note 4) ........................         4,460,868
Distribution and service fees - Class C (Note 4) ........................           320,933
Custodian fee ...........................................................           300,298
Reports to shareholders .................................................           150,033
Registration fees .......................................................           131,030
Trustees' fees (Note 2) .................................................            30,714
Audit fee ...............................................................            27,223
Legal fees ..............................................................            10,551
Miscellaneous ...........................................................            54,103
                                                                               ------------
                                                                                 13,920,939
                                                                               ------------
Net investment income ...................................................        13,611,975
                                                                               ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3) ........................       233,740,026
Net unrealized appreciation of investments ..............................       153,903,428
                                                                               ------------
Net gain on investments .................................................       387,643,454
                                                                               ------------
Net increase in net assets resulting from operations ....................      $401,255,429
                                                                               ============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              YEARS ENDED DECEMBER 31
                                           ------------------------------
                                                 1996               1997
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:

Net investment income ..................   $   14,467,750     $   13,611,975
Net realized gain on investments .......      240,753,684        233,740,026
Net unrealized appreciation
  (depreciation) of investments ........      (18,848,278)       153,903,428
                                           --------------     --------------
Net increase resulting from
  operations ...........................      236,373,156        401,255,429
                                           --------------     --------------
Dividends from net investment income:
  Class A ..............................       (2,367,239)        (2,789,737)
  Class B ..............................       (1,492,489)          (870,683)
  Class C ..............................         (139,420)           (52,743)
  Class S ..............................      (11,670,468)        (9,898,812)
                                           --------------     --------------
                                              (15,669,616)       (13,611,975)
                                           --------------     --------------
Distributions from net realized gains:
  Class A ..............................      (38,241,853)       (37,498,390)
  Class B ..............................      (54,345,452)       (56,883,383)
  Class C ..............................       (4,419,675)        (3,712,939)
  Class S ..............................     (144,043,972)       (96,107,440)
                                           --------------     --------------
                                             (241,050,952)      (194,202,152)
                                           --------------     --------------
Distribution in excess of net realized
 gains:
  Class A ..............................         (151,663)        --
  Class B ..............................         (215,528)        --
  Class C ..............................          (17,528)        --
  Class S ..............................         (571,263)        --
                                           --------------     --------------
                                                 (955,982)        --
                                           --------------     --------------
Net increase from fund share
  transactions (Note 5) ................      292,610,905        306,531,257
                                           --------------     --------------
Total increase in net assets............      271,307,511        499,972,559
Net Assets
Beginning of year ......................    1,074,612,564      1,345,920,075
                                           --------------     --------------
End of year ............................   $1,345,920,075     $1,845,892,634
                                           ==============     ==============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1997

NOTE 1

State Street Research Investment Trust (the "Trust"), is a series of State Street Research Master Investment Trust (the "Master Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is presently the only series of the Master Trust.

The investment objective of the Trust is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the Trust invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.

The Trust offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Trust's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Trust in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENTS IN SECURITIES
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered.

B. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary since the Trust has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. It is also the intention of the Trust to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code.

C. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended December 31, 1997, the Trust has designated its distributions from net realized gains as $87,537,185 from 20% rate gains and $50,664,876 from 28% rate gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is due to the disposition of securities that have different bases for financial reporting and tax purposes.

D. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LENDING
The Trust may seek additional income by lending portfolio securities to qualified institutions. The Trust will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Trust will bear the loss. At December 31, 1997, the value of the securities loaned and the value of collateral were $71,241,423 and $74,267,129, respectively. During the year ended December 31, 1997, income from securities lending amounted to $3,440 and is included in interest income.

NOTE 2

Prior to August 18, 1997, the Adviser received an annual fee equal to 0.50% of the average net assets up to and including $200,000,000, 0.375% of the average net assets in excess of $200,000,000 up to and including $300,000,000, 0.30% of the average net assets in excess of $300,000,000 up to and including $500,000,000, and 0.25% of the average net assets in excess of $500,000,000. Effective August 18, 1997 and continuing for a period of one year, the management fee is equal to 0.41% of average daily net assets on an annualized basis. Beginning on August 18, 1998 and continuing thereafter, the management fee will be equal to 0.55% annually on average net assets up to $500,000,000, 0.50% annually of the next $500,000,000 in average net assets, and 0.45% annually of average net assets in excess of $1,000,000,000. In consideration of these fees, the Adviser furnishes the Trust with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1997, the fees pursuant to such agreement amounted to $5,717,422.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Trust such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Trust. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Trust may be purchased. During the year ended December 31, 1997, the amount of such shareholder servicing and account maintenance expenses was $502,952.

The fees of the Trustees not currently affiliated with the Adviser amounted to $30,714 during the year ended December 31, 1997.

NOTE 3
For the year ended December 31, 1997, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $1,225,130,872 and $1,190,967,338, respectively.

NOTE 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Trust pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Trust pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1997, fees pursuant to such plan amounted to $756,224, $4,460,868 and $320,933 for Class A, Class B and Class C shares, respectively.

The Trust has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $382,856 and $2,313,586, respectively, on sales of Class A shares of the Trust during the year ended December 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $4,914,177 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $612,487 and $3,122 on redemptions of Class B and Class C shares, respectively, during the same period.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                        YEARS ENDED DECEMBER 31
                                 ----------------------------------------------------------------------
                                                1996                                1997
                                 ----------------------------------  ----------------------------------
CLASS A                              SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ...................       8,496,436      $  85,083,629       11,892,218       $125,284,553
Issued upon reinvestment of:
  Distributions from net
    realized gains ............       4,105,073         37,233,009        3,437,670         36,542,436
  Dividends from net investment
    income ....................         238,083          2,245,230          269,405          2,789,580
Shares redeemed ...............      (2,981,620)       (29,917,407)      (4,933,408)       (51,867,529)
                                     ----------      -------------       ----------       ------------
Net increase ..................       9,857,972      $  94,644,461       10,665,885       $112,749,040
                                     ==========      =============       ==========       ============


CLASS B                              SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ...................      11,730,491      $ 117,507,067       19,674,761       $206,270,802
Issued upon reinvestment of:
  Distributions from net
    realized gains ............       5,847,959         52,807,070        5,211,853         54,985,047
  Dividends from net investment
    income ....................         153,378          1,415,675           79,052            792,716
Shares redeemed ...............      (2,861,202)       (28,467,433)      (5,930,757)       (62,779,979)
                                     ----------      -------------       ----------       ------------
Net increase ..................      14,870,626       $143,262,379       19,034,909       $199,268,586
                                     ==========       ============       ==========       ============


CLASS C (FORMERLY CLASS D)           SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ...................         910,947       $  9,099,923        1,100,245      $  11,484,215
Issued upon reinvestment of:
  Distributions from net
    realized gains ............         466,008          4,217,370          334,491          3,539,567
  Dividends from net investment
    income ....................          13,599            126,917            3,760             37,536
Shares redeemed ...............        (397,252)        (3,972,443)        (775,363)        (8,173,619)
                                     ----------       ------------       ----------       ------------
Net increase ..................         993,302       $  9,471,767          663,133       $  6,887,699
                                     ==========       ============       ==========       ============


CLASS S (FORMERLY CLASS C)           SHARES            AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ...................       1,551,667       $ 15,248,056        1,718,321       $ 18,233,635
Issued upon reinvestment of:
  Distributions from net
    realized gains ............       8,570,372         78,065,167        5,286,697         56,461,922
  Dividends from net investment
    income ....................         468,693          4,537,303          361,083          3,744,987
Shares redeemed ...............      (5,305,991)       (52,618,228)      (8,574,756)       (90,814,612)
                                     ----------       ------------       ----------       ------------
Net increase (decrease) .......       5,284,741       $ 45,232,298       (1,208,655)      $(12,374,068)
                                     ==========       ============       ==========       ============

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                     Class A
                                              -------------------------------------------------------------------------------------
                                                                            Years ended December 31
                                              ------------------------------------------------------------------------------------
                                                    1993(2)          1994             1995(1)          1996(1)          1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              8.75             8.69             7.74             9.16             9.07
                                                   -----            -----            -----            -----            -----
  Net investment income ($)                         0.10             0.11             0.14             0.12             0.10
  Net realized and unrealized gain (loss) on
    investments ($)                                 0.81            (0.44)            2.39             1.80             2.54
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.91            (0.33)            2.53             1.92             2.64
                                                   -----            -----            -----            -----            -----
  Dividends from net investment income ($)         (0.13)           (0.12)           (0.13)           (0.13)           (0.10)
  Distributions from net realized gains ($)        (0.84)           (0.50)           (0.98)           (1.87)           (1.20)
  Distribution in excess of net realized
    gains ($)                                         --               --               --            (0.01)              --
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (0.97)           (0.62)           (1.11)           (2.01)           (1.30)
                                                   -----            -----            -----            -----            -----
NET ASSET VALUE, END OF YEAR ($)                    8.69             7.74             9.16             9.07            10.41
                                                   =====            =====            =====            =====            =====
Total return(4) (%)                                10.53(5)         (3.84)           32.85            21.03            28.91
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           75,259           92,137          135,676          223,868          367,759
Ratio of operating expenses to average net
  assets (%)                                        0.75(6)          0.89             0.78             0.75             0.76
Ratio of net investment income to average
  net assets (%)                                    1.27(6)          1.26             1.54             1.17             0.90
Portfolio turnover rate (%)                        43.57            33.08            39.21            73.51            75.21
Average commission rate(7) ($)                        --               --               --           0.0499           0.0515

                                                                                     Class B
                                              -------------------------------------------------------------------------------------
                                                                            Years ended December 31
                                              ------------------------------------------------------------------------------------
                                                    1993(3)          1994             1995(1)          1996(1)          1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              9.15             8.66             7.72             9.13             9.03
                                                   -----            -----            -----            -----            -----
  Net investment income ($)                         0.06             0.06             0.07             0.04             0.02
  Net realized and unrealized gain (loss) on
    investments ($)                                 0.39            (0.44)            2.38             1.80             2.51
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.45            (0.38)            2.45             1.84             2.53
                                                   -----            -----            -----            -----            -----
  Dividends from net investment income ($)         (0.10)           (0.06)           (0.06)           (0.06)           (0.02)
  Distributions from net realized gains ($)        (0.84)           (0.50)           (0.98)           (1.87)           (1.20)
  Distribution in excess of net realized
    gains ($)                                         --               --               --            (0.01)              --
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (0.94)           (0.56)           (1.04)           (1.94)           (1.22)
                                                   -----            -----            -----            -----            -----
NET ASSET VALUE, END OF YEAR ($)                    8.66             7.72             9.13             9.03            10.34
                                                   =====            =====            =====            =====            =====
Total return(4) (%)                                 4.95(5)         (4.43)           31.86            20.15            27.80
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           73,110          113,301          183,446          315,766          558,568
Ratio of operating expenses to average net
  assets (%)                                        1.51(6)          1.64             1.53             1.50             1.51
Ratio of net investment income to average
  net assets (%)                                    0.48(6)          0.51             0.79             0.41             0.15
Portfolio turnover rate (%)                        43.57            33.08            39.21            73.51            75.21
Average commission rate(7) ($)                        --               --               --           0.0499           0.0515

-----------------------------------------------------------------------------------------------------------------------------------

(1)Per-share figures have been calculated using the average shares method.
(2)February 17, 1993 (commencement of share class designations) to December 31, 1993.
(3)March 15, 1993 (commencement of share class designations) to December
   31, 1993.
(4)Does not reflect any front-end or contingent deferred sales charges.
(5)Not annualized.
(6)Annualized.
(7)Average commission rate per share paid by the Trust for security trades on which commissions are charged beginning with the fiscal year ended December 31, 1996.

                                                                           Class C (Formerly Class D)
                                             --------------------------------------------------------------------------------------
                                                                            Years ended December 31
                                             -------------------------------------------------------------------------------------
                                                    1993(3)          1994             1995(1)          1996(1)          1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              9.15             8.68             7.74             9.15             9.05
                                                   -----            -----            -----            -----            -----
  Net investment income ($)                         0.06             0.05             0.07             0.04             0.02
  Net realized and unrealized gain (loss)
    on investments ($)                              0.40            (0.43)            2.38             1.79             2.53
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.46            (0.38)            2.45             1.83             2.55
                                                   -----            -----            -----            -----            -----
  Dividends from net investment income ($)         (0.09)           (0.06)           (0.06)           (0.05)           (0.02)
  Distributions from net realized gains ($)        (0.84)           (0.50)           (0.98)           (1.87)           (1.20)
  Distribution in excess of net realized
    gains ($)                                         --               --               --            (0.01)              --
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (0.93)           (0.56)           (1.04)           (1.93)           (1.22)
                                                   -----            -----            -----            -----            -----
NET ASSET VALUE, END OF YEAR ($)                    8.68             7.74             9.15             9.05            10.38
                                                   =====            =====            =====            =====            =====

Total return(4) (%)                                 5.10(5)         (4.45)           31.75            20.09            27.93
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)            9,729           11,707           16,841           25,658           36,290
Ratio of operating expenses to average net
  assets (%)                                        1.51(6)          1.64             1.53             1.50             1.51
Ratio of net investment income to average
  net assets (%)                                    0.51(6)          0.51             0.79             0.42             0.15
Portfolio turnover rate (%)                        43.57            33.08            39.21            73.51            75.21
Average commission rate(7) ($)                        --               --               --           0.0499           0.0515

                                                                           Class S (Formerly Class C)
                                             --------------------------------------------------------------------------------------
                                                                            Years ended December 31
                                             -------------------------------------------------------------------------------------
                                                    1993             1994             1995(1)          1996(1)          1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              8.80             8.70             7.76             9.18             9.11
                                                   -----            -----            -----            -----            -----
  Net investment income ($)                         0.15             0.13             0.16             0.14             0.12
  Net realized and unrealized gain (loss)
    on investments ($)                              0.74            (0.43)            2.39             1.82             2.54
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.89            (0.30)            2.55             1.96             2.66
                                                   -----            -----            -----            -----            -----
  Dividends from net investment income ($)         (0.15)           (0.14)           (0.15)           (0.15)           (0.12)
  Distributions from net realized gains ($)        (0.84)           (0.50)           (0.98)           (1.87)           (1.20)
  Distribution in excess of net realized
    gains ($)                                         --               --               --            (0.01)              --
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (0.99)           (0.64)           (1.13)           (2.03)           (1.32)
                                                   -----            -----            -----            -----            -----
NET ASSET VALUE, END OF YEAR ($)                    8.70             7.76             9.18             9.11            10.45
                                                   =====            =====            =====            =====            =====
Total return(4) (%)                                10.20            (3.47)           33.07            21.48            29.08
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)          729,536          627,551          738,649          780,627          883,276
Ratio of operating expenses to average net
  assets (%)                                        0.49             0.65             0.54             0.50             0.51
Ratio of net investment income to average
  net assets (%)                                    1.63             1.54             1.81             1.44             1.17
Portfolio turnover rate (%)                        43.57            33.08            39.21            73.51            75.21
Average commission rate(7) ($)                        --               --               --           0.0499           0.0515
-----------------------------------------------------------------------------------------------------------------------------------

(1)Per-share figures have been calculated using the average shares method.
(2)February 17, 1993 (commencement of share class designations) to December 31, 1993.
(3)March 15, 1993 (commencement of share class designations) to December
   31, 1993.
(4)Does not reflect any front-end or contingent deferred sales charges.
(5)Not annualized.
(6)Annualized.
(7)Average commission rate per share paid by the Trust for security trades on which commissions are charged beginning with the fiscal year ended December 31, 1996.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH MASTER INVESTMENT TRUST AND SHAREHOLDERS OF STATE STREET RESEARCH INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities of State Street Research Investment Trust, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Investment Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                   /s/ Coopers & Lybrand L.L.P.
                                                   Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 9, 1998

--------------------------------------------------------------------------------
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Investment Trust provided shareholders with strong performance during the year. For the 12 months ended December 31, 1997, Class A shares returned +28.91% [without sales charge]. The Trust outperformed the average growth and income fund, which was up 27.14%, according to Lipper Analytical Services. It lagged the S&P 500, which gained 33.35% for the same period.

The core of the Trust's portfolio consists primarily of large companies with global market leadership as well as income-producing securities that offer a potential cushion against stock market volatility.

The Trust's investments in high quality global market leaders accounted for much of its strong performance during the year. A reduction in the Trust's technology holdings was well-timed. Profits were taken and the proceeds reinvested in retail drug and food companies, selected for their relatively stable prospects for revenues and earnings.

Stock selection in the energy sector and an underweighting in utilities stocks resulted in a weak fourth quarter for the Trust. Looking ahead, the manager continues to focus on companies with strong market presence and relatively stable sales and earnings growth potential.

December 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Trust will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. During the period prior to 1990 that shares of the Trust were not offered to the general public, the Trust was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Trust's current continuous public offering. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance.

                          CHANGE IN VALUE OF $10,000
                        BASED ON THE S&P 500 COMPARED
                        TO CHANGE IN VALUE OF $10,000
                         INVESTED IN INVESTMENT TRUST

CLASS A SHARES

                          Average Annual Total Return

         1 year                    5 years                   10 years
         +23.11%                   +15.91%                   +15.18%

            Investment Trust      S&P 500
12/87           9,550            10,000
12/88          10,530            11,660
12/89          13,910            15,340
12/90          13,780            14,870
12/91          17,650            19,390
12/92          18,760            20,860
12/93          20,620            22,990
12/94          19,820            23,260
12/95          26,340            31,990
12/96          31,870            39,330
12/97          41,086            52,448




CLASS B SHARES

                          Average Annual Total Return

         1 year                    5 years                   10 years
         +22.80%                   +15.96%                   +15.31%


        Investment Trust            S&P 500
12/87         10,000                10,000
12/88         11,020                11,660
12/89         14,580                15,340
12/90         14,430                14,870
12/91         18,480                19,390
12/92         19,640                20,860
12/93         21,480                22,960
12/94         20,530                23,260
12/95         27,070                31,990
12/96         32,520                39,330
12/97         41,566                52,448



CLASS C SHARES

                          Average Annual Total Return

         1 year                    5 years                   10 years
         +26.93%                   +16.19%                   +15.32%


            Investment Trust      S&P 500
12/87          10,000            10,000
12/88          11,020            11,660
12/89          14,570            15,340
12/90          14,420            14,870
12/91          18,480            19,390
12/92          19,640            20,860
12/93          21,490            22,960
12/94          20,530            23,260
12/95          27,070            31,990
12/96          32,520            39,330
12/97          41,570            52,448




CLASS S SHARES
                          Average Annual Total Return

         1 year                    5 years                   10 years
         +29.08%                   +17.29%                   +15.86%


        Investment Trust        S&P 500
12/87       10,000               10,000
12/88       11,030               11,660
12/89       14,580               15,340
12/90       14,430               14,870
12/91       18,480               19,390
12/92       19,640               20,860
12/93       21,650               22,960
12/94       20,890               23,260
12/95       27,800               31,990
12/96       33,780               39,330
12/97       43,597               52,448

STATE STREET RESEARCH INVESTMENT TRUST

--------------------------------------------------------------------------------
                   REPORT ON SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Investment Trust ("Trust"), a series of State Street Research Master Investment Trust ("Master Trust"), was convened on august 8, 1997. The results of the Meeting are set forth below.

                                                      VOTES (MILLIONS OF SHARES)
                                                      --------------------------
                                                         FOR         WITHHELD
                                                         ---         --------
1. The following persons were elected as Trustees:
   Steve A. Garban                                       87.8          5.0
   Malcolm T. Hopkins                                    87.8          5.0
   Edward M. Lamont                                      88.5          4.3
   Robert A. Lawrence                                    88.6          4.3
   Dean O. Morton                                        88.6          4.2
   Thomas L. Phillips                                    88.6          4.2
   Toby Rosenblatt                                       88.7          4.2
   Michael S. Scott Morton                               88.6          4.2
   Ralph F. Verni                                        88.5          4.3
   Jeptha H. Wade                                        88.6          4.3

                                                      VOTES (MILLIONS OF SHARES)
                                                     ---------------------------
                                                       FOR    AGAINST   ABSTAIN
PROPOSAL                                               ---    -------   -------
2. The Trust's investment advisory contract was
   amended to increase the management fee and to
   make related changes ............................   61.1     22.1       7.0
3. The Trust's fundamental policy on lending was
   amended to clarify the permissibility of
   securities lending ..............................   70.0     12.1       8.1
4. The Trust's fundamental policies regarding
   diversification of investments were amended .....   73.1      8.6       8.6
5. The selection of Coopers & Lybrand L.L.P. as
   the Master Trust's independent accountants was
   ratified ........................................   85.6      1.3       6.0

                      STATE STREET MASTER INVESTMENT TRUST

                                     PART C

                               OTHER INFORMATION

Item 24:     Financial Statements and Exhibits

     (a)     Financial Statements

             (1) Financial Statements included in PART A (Prospectus) of this
                 Registration Statement:


                 Financial Highlights for State Street Research Investment Trust for the fiscal years ended December 31, 1988 through December 31, 1997.

             (2) Financial Statements included in PART B (Statement of
                 Additional Information) of this Registration Statement for State Street Research Investment Trust for the fiscal year ended December 31, 1997 (except as provided below):

                 Investment Portfolio
                 Statement of Assets and Liabilities
                 Statement of Operations
                 Statement of Changes in Net Assets (fiscal years ended December
                   31, 1997 and December 31, 1996)
                 Notes to Financial Statements
                 Report of Independent Accountants
                 Management's Discussion of Fund Performance
                 Report on Special Meeting of Shareholders


     (b)     Exhibits:

             (1) First Amended and Restated Master Trust Agreement and Amendment No. 1 to First Amended and Restated Master Trust Agreement (x)

             (2)(a)  By-Laws (i)*

             (2)(b)  Amendment to By-Laws effective September 30, 1992 (v)*

             (4)     Deleted

             (5)(b) Form of First Amended and Restated Investment Advisory Contract (xii)

             (6)(a) Distribution Agreement with State Street Research Investment Services, Inc. (formerly MetLife - State Street Investment Services, Inc.) (iii)*

             (6)(b) Form of Selected Dealer Agreement and Form of Supplement No. 1 to Selected Dealer Agreement (xi)

             (6)(c)  Form of Bank and Bank Affiliated Broker-Dealer Agreement
                     (ix)*

             (6)(d)  Amendment to Distribution Agreement

             (8)(a)  Custodian Contract (iii)*

             (8)(b)  Amendment to Custodian Contract

             (9)     Agreement and Plan of Reorganization and Liquidation (iii)*

             (10)    Opinion and Consent of Counsel (v)*

             (11)    Consent of Independent Accountants

             (14)(a) State Street Research IRA: IRA Application; Terms and
                     Conditions; Transfer of Assets Request Form

             (14)(b) State Street Research 403(b) Plan Materials (xi)

             (14)(c) State Street Research SIMPLE IRA: Application, Terms and
                     Conditions, and Disclosure Statement

             (15)    Plan of Distribution Pursuant to Rule 12b-1 (vii)*

             (16)    Calculation of Performance Data (ii)*

             (17) First Amended and Restated Multiple Class Expense Allocation Plan (xi)

             (18)(a) Powers of Attorney

             (18)(b) Certificate of Board Resolution Respecting Powers of
                     Attorney

             (19)(a) Form of New Account Application

             (19)(b) Form of Additional Services Application

             (19)(c) Form of MetLife Securities, Inc. Application

             (27)    Financial Data Schedules


-----------------------


* Restated in electronic format in Post-Effective Amendment No. 11 filed on March 2, 1998.


Filed as part of the Registration Statement as noted below and incorporated herein by reference:

Footnote
Reference       Registration/Amendment          Date Filed

        i       Amendment No. 12 to             April 28, 1989
                Registration Statement
                under Investment Company
                Act of 1940

        ii      Registration Statement          December 22, 1989
                under Securities Act of
                1933

        iii     Post-Effective Amendment        April 30, 1991
                No. 1

        iv      Post-Effective Amendment        April 27, 1992
                No. 2

        v       Post-Effective Amendment        November 25, 1992
                No. 3

        vi      Post-Effective Amendment        January 22, 1993
                No. 4

        vii     Post-Effective Amendment        March 18, 1993
                No. 5

        viii    Post-Effective Amendment        April 29, 1994
                No. 6

        ix      Post-Effective Amendment        April 28, 1995
                No. 7

        x       Post-Effective Amendment        April 26, 1996
                No. 8


        xi      Post-Effective Amendment        March 25, 1997
                No. 9

        xii     Post-Effective Amendment        June 19, 1997
                No. 10

Item 25. Persons Controlled by or under Common Control with Registrant

        Inapplicable


Item 26.        Number of Holders of Securities


        (1)                                               (2)
                                                    Number of Record
        Title of Class                            Holders (at 1/31/98)
        --------------                            --------------------
        Shares of Beneficial
        Interest

        Class A                                         27,800
        Class B                                         34,091
        Class C                                          1,139
        Class S                                         17,674


Item 27.        Indemnification

Under Article VI of the Registrant's First Amended and Restated Master Trust Agreement, as further amended ("Master Trust Agreement") each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its convenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

 Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

State Street             Investment Adviser                   Various investment                               Boston, MA
  Research &                                                  advisory clients
  Management
  Company

Arpiarian, Tanya         None
  Vice President

Bangs, Linda L.          None
  Vice President

Bennett, Peter C.        Executive Vice                       GFM International Investors,
  Director and           President                            Inc.                                             London, England
  Executive Vice         Vice President                       State Street Research Capital Trust              Boston, MA
  President              Vice President                       State Street Research Exchange Trust             Boston, MA
                         Vice President                       State Street Research Financial Trust            Boston, MA
                         Vice President                       State Street Research Growth Trust               Boston, MA
                         Vice President                       State Street Research Master Investment Trust    Boston, MA
                         Vice President                       State Street Research Equity Trust
                         Vice President                       State Street Research Income Trust               Boston, MA
                         Vice President                       State Street Research Portfolios, Inc.           Boston, MA
                         Vice President                       State Street Research Securities Trust           Boston, MA
                         Director                             State Street Research Investment Services, Inc   Boston, MA
                         Director                             Boston Private Bank & Trust Co.                  Boston, MA
                         President and Director               Christian Camps & Conferences, Inc.              Boston, MA
                         Chairman and Trustee                 Gordon College                                   Wenham, MA

Bochman, Kathleen        None
  Vice President

Borzilleri, John         Vice President                       Montgomery Securities                            San Francisco, CA
  Vice President         (until 6/97)

Bray, Michael J.         Employee                             Merrill Lynch & Co.                              Boston, MA
  Vice President         (until 7/96)

Brown, Susan H.          None
  Vice President

Buffum, Andrea           Project Manager                      BankBoston                                       Boston, MA
  Vice President         (until 12/96)

Burbank, John F.         None
  Senior Vice President
  (Vice President until
  7/96)

Cabrera, Jesus A.        Vice President                       First Chicago Investment Management Co.          Chicago, IL
  Vice President         (until 5/96)
                         Vice President                       State Street Research Capital Trust              Boston, MA

Canavan, Joseph W.       Vice President                       GFM International Investors Limited              London, England
  Vice President         Assistant Treasurer                  State Street Research Equity Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Financial Trust            Boston, MA
                         Assistant Treasurer                  State Street Research Income Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Money Market Trust         Boston, MA
                         Assistant Treasurer                  State Street Research Tax-Exempt Trust           Boston, MA
                         Assistant Treasurer                  State Street Research Capital Trust              Boston, MA
                         Assistant Treasurer                  State Street Research Exchange Trust             Boston, MA
                         Assistant Treasurer                  State Street Research Growth Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Master Investment Trust    Boston, MA
                         Assistant Treasurer                  State Street Research Securities Trust           Boston, MA
                         Assistant Treasurer                  State Street Research Portfolios, Inc.           Boston, MA


                                      C-6


                                                                                                               Principal business
Name                     Connection                           Organization                                  address of organization
----                     ----------                           ------------                                  -----------------------

Carstens, Linda C.       None
  Vice President

Clifford, Jr., Paul J.   Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
  Vice President

Coleman, Thomas J.       Account Manager                      MetLife Investment                               New York, NY
  Vice President         (until 9/96)                         Management

D'Vari, Ronald           None
  Vice President

Depp, Maureen G.         Vice President                       Wellington Management Company                    Boston, MA
  Vice President         (until 9/97)

DeVeuve, Donald          None
  Vice President

DiFazio, Susan M.W.      Senior Vice President                State Street Research Investment Services, Inc.  Boston, MA
  Vice President

Dillman, Thomas J        Vice President                       State Street Research Securities Trust           Boston, MA
  Senior Vice President

Drake, Susan W.                                               State Street Research Tax-Exempt Trust           Boston, MA
  Vice President

Dudley, Catherine        Senior Portfolio Manager             Chancellor Capital Management                    Boston, MA
  Senior Vice President

Duggan, Peter J.         None
  Senior Vice
  President

Even, Karen              None
  Vice President

Federoff, Alex G.        None
  Vice President

Fee, Richard E.                                                CIGNA Retirement and                            Hartford, CT
  Vice President                                               Investment Services

Feliciano, Rosalina      None
  Vice President

Gardner, Michael D.      Partner                               Prism Group                                     Seattle, WA
  Senior Vice President

Geer, Bartlett R.        Vice President                        State Street Research Equity Trust              Boston, MA
  Senior Vice President  Vice President                        State Street Research Income Trust              Boston, MA
                         Vice President                        State Street Research Securities Trust          Boston, MA

Giroux, June M.          None
  Vice President

Govoni, Electra          None
  Vice President



                                      C-7

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Granger, Allison          None
  Vice President

Hamilton, Jr., William A. Treasurer and Director               Ellis Memorial and Eldredge House                Boston, MA
  Senior Vice President   Treasurer and Director               Nautical and Aviation Publishing Company, Inc.   Baltimore, MD
                          Treasurer and Director               North Conway Institute                           Boston, MA

Hanson, Phyllis           None
  Vice President

Haverty, Jr., Lawrence J. Vice President                       State Street Research Capital Trust              Boston, MA
  Senior Vice President

Heineke, George R.        None
  Vice President

Jackson, Jr.,             Trustee                              Certain trusts of related and
  F. Gardner                                                   non-related individuals
  Senior Vice President   Trustee and Chairman                 Vincent Memorial Hospital                        Boston, MA
                          of the Board

Jamieson, Frederick H.    Vice President and Asst. Treasurer   State Street Research Investment Services, Inc.  Boston, MA
  Senior Vice President   Vice President and Asst. Treasurer   SSRM Holdings, Inc.                              Boston, MA
                          Vice President and Controller        MetLife Securities, Inc.                         New York, NY
                          Senior Vice President                GFM International Investors Limited              London, England

Jodka, Richard            Portfolio Manager (until 1/98)       Frontier Capital Management                      Boston, MA
  Senior Vice President   Vice President                       State Street Research Capital Trust              Boston, MA

Kallis, John H.           Vice President                       State Street Research Financial Trust            Boston, MA
  Senior Vice President   Vice President                       State Street Research Income Trust               Boston, MA
                          Vice President                       State Street Research Money Market Trust         Boston, MA
                          Vice President                       State Street Research Portfolios, Inc.           Boston, MA
                          Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA
                          Trustee                              705 Realty Trust                                 Washington, D.C.
                          Director and President               K&G Enterprises                                  Washington, D.C.

Kasper, M. Katherine      None
  Vice President


                                      C-8

                                                                                                              Principal business

Name                      Connection                          Organization                                 address of organization
----                      ----------                          ------------                                 -----------------------
Kluiber, Rudolph K.       Vice President                      State Street Research Capital Trust             Boston, MA
  Vice President

Langholm, Knut            Director                            State Street Research SICAV                     Luxembourg
  Vice President

Leary, Eileen M.          None
  Vice President

Maisonneuve, Virginie     Portfolio Manager                   Batterymarch Financial Management                Boston, MA
  Vice President          (until 6/97)

                          Vice President                      GFM International Investors, Ltd.                London, England

McNamara, III, Francis J. Director and Executive              GFM International Investors, Inc.
  Executive Vice          Vice President                                                                       London, England
  President,              Executive Vice President,           State Street Research Investment Services, Inc.  Boston, MA
  Secretary and           Clerk and General Counsel
  General Counsel         Secretary and General Counsel       State Street Research Master Investment Trust    Boston, MA
  (Senior Vice President, Secretary and General Counsel       State Street Research Capital Trust              Boston, MA
  Secretary and General   Secretary and General Counsel       State Street Research Exchange Trust             Boston, MA
  Counsel until 7/96)     Secretary and General Counsel       State Street Research Growth Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Securities Trust           Boston, MA
                          Secretary and General Counsel       State Street Research Equity Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Financial Trust            Boston, MA
                          Secretary and General Counsel       State Street Research Income Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Money Market Trust         Boston, MA
                          Secretary and General Counsel       State Street Research Portfolios, Inc.           Boston, MA
                          Secretary and General Counsel       State Street Research Tax-Exempt Trust           Boston, MA
                          Secretary and General Counsel       SSRM Holdings, Inc.                              Boston, MA



                                      C-9

                                                                                                               Principal business

Name                     Connection                           Organization                                 address of organization
----                     ----------                           ------------                                 -----------------------
Maus, Gerard P.          Executive Vice President             GFM International Investors, Inc.
  Director, Executive    and Director                                                                           London, England
  Vice President,        Treasurer                            State Street Research Equity Trust                Boston, MA
  Treasurer, Chief       Treasurer                            State Street Research Financial Trust             Boston, MA
  Financial Officer and  Treasurer                            State Street Research Income Trust                Boston, MA
  Chief Administrative   Treasurer                            State Street Research Money Market Trust          Boston, MA
  Officer                Treasurer                            State Street Research Tax-Exempt Trust            Boston, MA
                         Treasurer                            State Street Research Capital Trust               Boston, MA
                         Treasurer                            State Street Research Exchange Trust              Boston, MA
                         Treasurer                            State Street Research Growth Trust                Boston, MA
                         Treasurer                            State Street Research Master Investment Trust     Boston, MA
                         Treasurer                            State Street Research Portfolios, Inc.            Boston, MA
                         Treasurer                            State Street Research Securities Trust            Boston, MA
                         Director, Executive Vice President,  State Street Research Investment Services, Inc.   Boston, MA
                         Treasurer and Chief
                         Financial Officer
                         Director                             Metric Holdings, Inc.                             San Francisco, CA
                         Director                             Certain wholly-owned subsidiaries
                                                              of Metric Holdings, Inc.
                         Treasurer and Chief Financial        SSRM Holdings, Inc.                               Boston, MA
                         Officer
                         Treasurer (until 1/97)               MetLife Securities, Inc.                          New York, NY
                         Director                             State Street Research SICAV                       Luxembourg

Milder, Judith J.        None
  Senior Vice President

Miles, Deborah C.        Vice President                       Scudder, Stevens & Clark                          Boston, MA
  Vice President         (until 9/97)                         L.L. Bean, Inc.                                   Freeport, ME
                         Employee

Miller, Joan D.          Senior Vice President                State Street Research Investment Services, Inc.   Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Moore, Jr., Thomas P.    Vice President                       State Street Research Capital Trust               Boston, MA
  Senior Vice            (until 11/96)
  President              Vice President                       State Street Research Exchange Trust              Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Growth Trust                Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Master Investment Trust     Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Equity Trust                Boston, MA
                         Vice President                       State Street Research Energy, Inc.                Boston, MA
                         Director                             Hibernia Savings Bank                             Quincy, MA
                         Governor on the                      Association for Investment Management
                         Board of Governors                   and Research                                      Charlottesville, VA

Morey, Andrew
  Vice President         None

Mulligan, JoAnne C.      Vice President                       State Street Research Money Market Trust          Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Orr, Stephen C.          Member                               Technology Analysts of Boston                     Boston, MA
  Vice President         Member                               Electro-Science Analysts (of NYC)                 New York, NY




                                      C-10

                                                                                                              Principal business

Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Paddon, Steven W.         Employee                             Metropolitan Life Insurance Company              New York, NY
  Vice President          (until 10/96)

Pannell, James C.         None
  Senior Vice President
  (Vice President
  until 4/97)

Peters, Kim M.            Vice President                       State Street Research Securities Trust           Boston, MA
  Senior Vice President

Poritzky, Dean E.         Portfolio Manager                    Fidelity Investments                             Boston, MA
  Vice President          (until 4/97)

Pyle, David J.            Analyst                              Oak Value Capital Management                     Durham, NC
  Vice President          (until 4/97)

Ragsdale, E.K. Easton     Senior Vice President                GFM International Investors, Inc.                London, England
  Senior Vice President
  (Vice President
  until 7/96)

Rawlins, Jeffrey A.       None
  Senior Vice President
  (Vice President
  until 7/96)

Rice III, Daniel Joseph   Vice President                       State Street Research Equity Trust               Boston, MA
  Senior Vice President

Richards, Scott           None
  Vice President

Romich, Douglas A.        Vice President                       GFM International Investors, Inc.                London, England
  Vice President          Assistant Treasurer                  State Street Research Equity Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Financial Trust            Boston, MA
                          Assistant Treasurer                  State Street Research Income Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Money Market Trust         Boston, MA
                          Assistant Treasurer                  State Street Research Tax-Exempt Trust           Boston, MA
                          Assistant Treasurer                  State Street Research Capital Trust              Boston, MA
                          Assistant Treasurer                  State Street Research Exchange Trust
                          Assistant Treasurer                  State Street Research Growth Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Master Investment Trust    Boston, MA
                          Assistant Treasurer                  State Street Research Securities Trust           Boston, MA
                          Assistant Treasurer                  State Street Research Portfolios, Inc.           Boston, MA

Ryan, Michael J.          Vice President (until 2/98)          Delaware Management                              Philadelphia, PA
  Senior Vice President

Sanderson, Derek          Senior Vice President                Freedom Capital Management                       Boston, MA
  Senior Vice President   (until 10/97)

Saperstone, Paul          None
  Vice President



                                      C-11


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Schrage, Michael          None
  Vice President

Schultz, David C.         Director and Treasurer               Mafraq Hospital Association                      Mafraq, Jordan
  Executive Vice          Member                               Association of Investment
   President                                                   Management Sales Executives                      Atlanta, GA
                          Member, Investment Committee         Lexington Christian Academy                      Lexington, MA

Shaver, Jr. C. Troy       President, Chief Executive Officer   State Street Research Investment Services, Inc.  Boston, MA
  Executive Vice          and Executive Vice President
  President

Shean, William G.         None
  Vice President

Shively, Thomas A.        Vice President                       State Street Research Financial Trust            Boston, MA
  Director and            Vice President                       State Street Research Money Market Trust         Boston, MA
  Executive Vice          Vice President                       State Street Research Tax-Exempt Trust
  President               Director                             State Street Research Investment Services, Inc   Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA

Shoemaker, Richard D.     Senior Vice President                GFM International Investors Limited              London, England
  Senior Vice President

Stambaugh, Kenneth        None
  Vice President
  (Assistant Vice
  President until 9/97)

Strelow, Dan R.           None
  Senior Vice President



                                      C-12


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Swanson, Amy McDermott    None
  Senior Vice President

Trebino, Anne M.          Vice President                       SSRM Holdings, Inc.     Boston, MA
  Senior Vice President

Verni, Ralph F.           Chairman, President,                 GFM International Investors, Inc.
  Chairman, President,    CEO and Director                                                                      London, England
  Chief Executive         Chairman, President, Chief           State Street Research Capital Trust              Boston, MA
  Officer and             Executive Officer and Trustee
  Director                Chairman, President, Chief           State Street Research Exchange Trust             Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Growth Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Master Investment Trust    Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Securities Trust           Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Equity Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Financial Trust            Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Income Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Money Market Trust         Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Portfolios, Inc.           Boston, MA
                          Executive Officer and Director
                          Chairman, President, Chief           State Street Research Tax-Exempt Trust           Boston, MA
                          Executive Officer and Trustee
                          Chairman and Director                State Street Research Investment Services, Inc.  Boston, MA
                          (President and Chief Executive
                          Officer until 2/96)
                          Chairman and Director                Metric Holdings, Inc.                            San Francisco, CA
                          Director and Officer                 Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                          Chairman of the Board and Director   MetLife Securities, Inc.                         New York, NY
                          (until 1/97)
                          President, Chief Executive           SSRM Holdings, Inc.                              Boston, MA
                          Officer and Director
                          Director                             CML Group, Inc.                                  Boston, MA
                          Director                             Colgate University                               Hamilton, NY
                          Director                             State Street Research SICAV                      Luxembourg



                                      C-13


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wade, Dudley              Vice President                       State Street Research Growth Trust               Boston, MA
  Freeman                 Vice President                       State Street Research Master Investment Trust    Boston, MA
 Senior Vice
 President

Wallace, Julie K.         None
 Vice President

Weiss, James M.           Vice President                       State Street Research Equity Trust               Boston, MA
 Senior Vice President    Vice President                       State Street Research Exchange Trust             Boston, MA
                          Vice President                       State Street Research Growth Trust               Boston, MA
                          Vice President                       State Street Research Master Investment Trust    Boston, MA
                          Vice President                       State Street Research Capital Trust              Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA


Westvold,                 Vice President                       State Street Research Securities Trust           Boston, MA
  Elizabeth McCombs
  Senior Vice President
  (Vice President
  until 7/96)

Wilkins, Kevin            Vice President                       State Street Research Investment Services, Inc.  Boston, MA
  Vice President          Vice President                       Fidelity Investments                             Boston, MA
                          (until 7/97)
                          Various positions                    Fidelity Investments                             Boston, MA
                          (until 10/96)

Wilson, John T.           Vice President                       State Street Research Equity Trust               Boston, MA
  Vice President          Vice President                       State Street Research Master Investment Trust    Boston, MA
                          Vice President                       Phoenix Investment Counsel, Inc.                 Hartford, CT
                          (until 6/96)

Wing, Darman A.           Senior Vice President, Assistant     State Street Research Investment Services, Inc.  Boston, MA
 Vice President,          General Counsel and Asst. Clerk
 Assistant Secretary      Assistant Secretary and Assistant    State Street Research Capital Trust              Boston, MA
 and Assistant            General Counsel
 General Counsel          Assistant Secretary and Assistant    State Street Research Exchange Trust             Boston, MA
                          General Counsel
                          Assistant Secretary and Assistant    State Street Research Growth Trust               Boston, MA
                          General Counsel
                          Assistant Secretary and Assistant    State Street Research Master Investment Trust    Boston, MA
                          General Counsel
                          Assistant Secretary and Assistant    State Street Research Securities Trust           Boston, MA
                          General Counsel
                          Assistant Secretary and Assistant    State Street Research Equity Trust               Boston, MA
                          General Counsel
                          Assistant Secretary and Assistant    State Street Research Financial Trust            Boston, MA
                          General Counsel
                          Assistant Secretary and Assistant    State Street Research Income Trust               Boston, MA
                          General Counsel
                          Assistant Secretary and Assistant    State Street Research Money Market Trust         Boston, MA
                          General Counsel
                          Assistant Secretary and Assistant    State Street Research Tax-Exempt Trust           Boston, MA
                          General Counsel
                          Assistant Secretary and Assistant    SSRM Holdings, Inc.                              Boston, MA
                          General Counsel

Woodbury, Robert S.       None
 Vice President

Woodworth, Jr., Kennard   Vice President                       State Street Research Exchange Trust             Boston, MA
 Senior Vice              Vice President                       State Street Research Growth Trust               Boston, MA
 President                Vice President                       State Street Research Securities Trust           Boston, MA




                                      C-14

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wu, Norman N.             Partner                              Atlantic-Acton Realty                            Framingham, MA
 Senior Vice President    Director                             Bond Analysts Society of Boston                  Boston, MA

Item 29.        Principal Underwriters

        (a) State Street Research Investment Services, Inc. serves as a principal underwriter for Registrant, and also acts as principal underwriter for State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Growth Trust, State Street Research Capital Trust, State Street Research Securities Trust and State Street Research Portfolios, Inc.

        (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows:

        (1)                         (2)                     (3)


                                Positions               Positions
Name and Principal              and Offices             and Offices
Business Address                with Underwriter        with Registrant
----------------                ----------------        ---------------
Ralph F. Verni                  Chairman of             Chairman of
One Financial Center            the Board               the Board,
Boston, MA 02111                and Director            President,
                                                        Chief Executive
                                                        Officer and
                                                        Trustee

Peter C. Bennett                Director                Vice President
One Financial Center
Boston, MA 02111

Gerard P. Maus                  Executive Vice          Treasurer
One Financial Center            President,
Boston, MA 02111                Treasurer,
                                Chief Financial
                                Officer and Director

Thomas A. Shively               Director                None
One Financial Center
Boston, MA 02111

C. Troy Shaver, Jr.             President,              None
One Financial Center            Chief Executive
Boston, MA 02111                Officer and Executive
                                Vice President

Francis J. McNamara, III        Executive Vice          Secretary
One Financial Center            President, General
Boston, MA 02111                Counsel and Clerk

        (1)                         (2)                     (3)

                                Positions               Positions
Name and Principal              and Offices             and Offices
Business Address                with Underwriter        with Registrant
----------------                ----------------        ---------------
Peter Borghi                    Senior Vice             None
One Financial Center            President
Boston, MA 02111

Paul V. Daly                    Senior Vice             None
One Financial Center            President
Boston, MA 02111

Susan M.W. DiFazio              Senior Vice             None
One Financial Center            President
Boston, MA 02111

Joan D. Miller                  Senior Vice             None
One Financial Center            President
Boston, MA 02111

Darman A. Wing                  Senior Vice President,  Assistant
One Financial Center            Assistant General       Secretary
Boston, MA 02111                Counsel and Assistant
                                Clerk

Robert M. Gunville              Vice President          None
One Financial Center
Boston, MA 02111

Frederick H. Jamieson           Vice President          None
One Financial Center            and Assistant
Boston, MA 02111                Treasurer

Susan V. Martin                 Vice President          None
One Financial Center
Boston, MA 02111

Deborah C. Miles                Vice President          None
One Financial Center
Boston, MA 02111

Amy L. Simmons                  Vice President          Assistant
One Financial Center                                    Secretary
Boston, MA 02111

Kevin Wilkins                   Vice President          None
One Financial Center
Boston, MA 02111

Item 30.        Location of Accounts and Records

        Gerard P. Maus
        State Street Research & Management Company
        One Financial Center
        Boston, MA 02111

Item 31.        Management Services

        Not applicable.

Item 32.        Undertakings

        (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

        (b) The Registrant has elected to include the information required by
Item 5A of Form N-1A in its annual report to shareholders. The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the applicable fund's latest annual report to shareholders upon request and without charge.

                                     NOTICE



        A copy of the Declaration of Trust of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this amendment to the Registrant's Registration Statement, shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the Funds comprising the series of the Registrant, as provided in the Declaration of Trust. Each Fund of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities, and obligations, and no other Fund shall be responsible for the same.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 2nd day of March, 1998.


                            STATE STREET RESEARCH
                            MASTER INVESTMENT TRUST


                            By:                     *
                                ---------------------------------------
                            Ralph F. Verni
                            Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated.


        Signature                          Capacity


        *                              Trustee, Chairman of
______________________________         the Board and Chief
Ralph F. Verni                         Executive Officer
                                       (principal executive
                                       officer)


        *                              Treasurer (principal
______________________________         financial and
Gerard P. Maus                         accounting officer)



        *                              Trustee
______________________________
Steve A. Garban


        *                              Trustee
______________________________
Malcolm T. Hopkins



        *                              Trustee
______________________________
Edward M. Lamont


        *                              Trustee
______________________________
Robert A. Lawrence


        *                              Trustee
______________________________
Dean O. Morton

        *                              Trustee
______________________________
Thomas L. Phillips


        *                              Trustee
______________________________
Toby Rosenblatt


        *                              Trustee
______________________________
Michael S. Scott Morton


        *                              Trustee
______________________________
Jeptha H. Wade






*By:    /s/ Francis J. McNamara, III
     --------------------------------------------------
            Francis J. McNamara, III,
            Attorney-in-Fact under Powers of
            Attorney filed herein.

                                              1933 Act Registration No. 33-32729
                                                        1940 Act File No. 811-84
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                   FORM N-1A

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933           [ ]


                       Pre-Effective Amendment No. __            [ ]


                      Post-Effective Amendment No. 11            [X]


                                     and/or

                             REGISTRATION STATEMENT
                                   UNDER THE
                       INVESTMENT COMPANY ACT OF 1940            [ ]


                             Amendment No. 25                    [X]


                              -------------------

                  STATE STREET RESEARCH MASTER INVESTMENT TRUST
                   (Exact Name of Registrant as Specified in
                            Master Trust Agreement)

                             ---------------------

                                    EXHIBITS

                               INDEX TO EXHIBITS

(2)(a)  By-Laws                                                            *

(2)(b)  Amendment to By-Laws effective September 30, 1992                  *

(6)(a)  Distribution Agreement with State Street Research Investment       *
        Services, Inc. (formerly, MetLife - State Street Investment Services, Inc.)

(6)(c)  Form of Bank and Bank-Affiliated Broker-Dealer Agreement           *

(6)(d)  Amendment to Distribution Agreement

(8)(a)  Custodian Contract                                                 *

(8)(b)  Amendment to Custodian Contract

(9)     Agreement and Plan of Reorganization and Liquidation               *

(10)    Opinion and Consent of Counsel                                     *

(11)    Consent of Independent Accountants

(14)(a) State Street Research IRA: IRA Application; Terms and
        Conditions; Transfer of Assets Request Form

(14)(c) State Street Research SIMPLE IRA: Application, Terms and
        Conditions, and Disclosure Statement

(15)    Plan of Distribution Pursuant to Rule 12(b)-1                      *

(16)    Calculation of Performance Data                                    *

(18)(a) Powers of Attorney

(18)(b) Certificate of Board Resolution Respecting Powers of Attorney

(19)(a) Form of New Account Application

(19)(b) Form of Additional Services Application

(19)(c) Form of MetLife Securities, Inc. Application

(27)    Financial Data Schedules

----------
* Restated in electronic format.